As filed with the Securities and Exchange Commission on August 28, 2008

                                             1933 Act Registration No. 333-66181
                                             1940 Act Registration No. 811-09079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                       Pre-Effective Amendment No. _____                 [ ]

                        Post-Effective Amendment No. 22                  [X]

                                      And
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                         Amendment No. 23                                [ ]

                        (Check appropriate box or boxes)

                        MORGAN KEEGAN SELECT FUND, INC.
       -----------------------------------------------------------------
           (Exact name of registrant as specified in charter)


                      Three World Financial Center
                      200 Vesey Street, 10th Floor
                           New York, NY 10281
       -----------------------------------------------------------------
                (Address of principal executive offices)

   Registrant's telephone number, including area code: 1-800-HYPERION
                                                       --------------
                     JOHN J. FEENEY, JR., PRESIDENT
                      Three World Financial Center
                      200 Vesey Street, 10th Floor
                           New York, NY 10281
       -----------------------------------------------------------------
                (Name and Address of Agent for Service)

                               Copies to:


                        MICHAEL R. ROSELLA, ESQ.
                 Paul, Hastings, Janofsky & Walker LLP
                          75 East 55th Street
                           New York, NY 10022
                       Telephone: (212) 318-6000
  Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement


It is proposed that this filing will become effective (check appropriate box):
       [ ]  Immediately upon filing pursuant to paragraph (b)
       [ ]  On ______________ pursuant to paragraph (b)
       [X]  60 days after filing pursuant to paragraph (a)(1)
       [ ]  On ______________ pursuant to paragraph (a)(1)
       [ ]  75 days after filing pursuant to paragraph (a)(2)
       [ ]  On ___________ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Graphic]
PROSPECTUS
October 27, 2008


Morgan Keegan Select Fund, Inc.


Regions Morgan Keegan Select Short Term Bond Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select High Income Fund



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares described in this prospectus or determined whether this prospectus is complete or accurate. Any representation to the contrary is a criminal offense





Each fund is a series of Morgan Keegan Select Fund, Inc.

                                       [Regions Morgan Keegan Select Funds Logo]

Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----


Table of Contents..............................................................i
Introduction...................................................................1
Short Term Bond Fund...........................................................2
    Principal Objective........................................................2
    Principal Investment Strategies............................................2
    Principal Risks............................................................2
    Performance Information....................................................4
    Fees and Expenses..........................................................7
Intermediate Bond Fund.........................................................8
    Principal Objective........................................................8
    Principal Investment Strategies............................................8
    Principal Risks............................................................9
    Performance Information...................................................10
    Fees and Expenses.........................................................13
High Income Fund..............................................................14
    (Closed to New Investors).................................................14
    Principal Objective.......................................................14
    Principal Investment Strategies...........................................14
    Principal Risks...........................................................15
    Performance Information...................................................17
    Fees and Expenses.........................................................20
    Fees and Expenses.........................................................20
How to Buy Shares.............................................................21
How to Redeem Shares..........................................................26
How to Exchange Shares........................................................29
Account Policies..............................................................30
Distribution of Fund Shares...................................................33
Management of the Funds.......................................................34
Other Information.............................................................36
    Privacy Policy Notice.....................................................36
    Proxy Voting Policies and Procedures......................................38
    Portfolio Holdings Information............................................38
Dividends, Capital Gain Distributions and Tax Considerations..................39
Financial Highlights..........................................................41
For Additional Information............................................Back Cover



Shares of Morgan Keegan Select Fund, Inc., like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

Introduction
--------------------------------------------------------------------------------


Morgan Keegan Select Fund, Inc. (the "Company") offers three bond funds to investors with varied investment objectives. Effective July 29, 2008, Hyperion Brookfield Asset Management, Inc. (the "Adviser"), a wholly owned subsidiary of Brookfield Asset Management Inc. ("Brookfield") and a registered investment adviser, became investment adviser to the Company. Prior to July 29, 2008, Morgan Asset Management, Inc. ("Morgan Asset"), an indirect, wholly owned subsidiary of Regions Financial Corporation ("Regions") and a registered investment adviser, was the investment adviser to the Company.


This Prospectus describes the Class A Shares, Class C Shares and Class I Shares (individually and collectively referred to as "shares," as the context may require) of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each a "fund," and together, the "funds"). Each fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for your future reference.

Short Term Bond Fund
                                                             Risk/Return Profile
--------------------------------------------------------------------------------

Principal Objective

The fund seeks a high level of current income consistent with preservation of capital.

Principal Investment Strategies


Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"), invests primarily in investment grade debt securities. Investment grade debt securities purchased by the fund will be rated, at the time of purchase, Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"), BBB- or higher by Standard and Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), within one of the four highest ratings classes by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. If a security's rating is reduced below the required minimum after the fund has purchased it, the fund is not required to sell the security, but may consider doing so. The types of securities that the fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and asset-backed securities, and preferred stock. The fund may also invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. Under normal market conditions, at least 80% of the fund's net assets are expected to be invested in bonds or other debt obligations. The fund also may invest in securities rated below investment grade, commonly known as junk bonds, but does not expect such investments to exceed 10% of the fund's net assets at the time of purchase. Below investment grade debt securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The fund will normally maintain a dollar-weighted average portfolio maturity of three years or less, but may purchase individual securities with longer maturities.

By limiting the maturity of its portfolio securities, the fund seeks to moderate principal fluctuations. The components of the Adviser's investment approach that adds the most value over time are sector and sub-sector allocation and security selection decisions, and to a lesser extent, yield curve, and duration management. In addition, the Adviser seeks to maximize total return by performing extensive analyses to isolate relative value opportunities among sectors and issuers, as well as to determine tactical sector allocation weightings. Investment decisions focus on determining the optimal times to purchase or sell securities with varying credit or structural attributes based on historical analyses and technical conditions within the marketplace. While maturity and credit quality are the most important investment factors, other factors considered by the Adviser when making investment decisions include current yield, yield to maturity and potential for capital gain.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "relative value" approach and is primarily concerned with individual security and sector selection. While generally giving some consideration to interest rate movements, the Adviser's goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser generally sells securities that it believes no longer offer potentially better yield or total return than other available securities.


Principal Risks

Investing in the fund involves risks common to any investment in securities. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the fund's investment strategies. There is no guarantee that the fund will meet its goals. An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


The fund's investment performance is subject to a variety of risks, including the following principal risks:

            o Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Debt security prices typically decline if the issuer's credit quality deteriorates. Lower grade debt securities may experience high default rates, which could mean that the fund may lose some or all of its investments in such securities. If this occurs, the fund's net asset value and ability to pay dividends to shareholders would be adversely affected.


            o Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities declines, and vice versa. The fund's investment in such securities means that the net asset value of the fund will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration (the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Market factors, such as the demand for particular fixed-income securities, may also cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In addition, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.


            o Yield Spread Risk. The fund's investments may be subject to yield spread risk. Fixed-rate securities are valued based on a market credit spread over the rate payable on fixed-rate U.S. Treasuries of like maturity. In other words, their value is dependent on the yield demanded on such securities by the market, as based on their credit relative to U.S. Treasuries. An excessive supply of these securities combined with reduced demand will generally cause the market to require a higher yield on these securities, resulting in the use of a higher or "wider" spread over the benchmark rate (usually the applicable U.S. Treasury security yield) to value these securities. Under these conditions, the value of the fixed rate securities would tend to decrease. Conversely, if the spread used to value these securities were to decrease or "tighten," the value of these securities would tend to increase. Such changes in the market value of these fixed rate securities may affect the fund's net equity or cash flow either directly through their impact on unrealized gains or losses on available-for-sale securities by diminishing the fund's ability to realize gains on such securities, or indirectly through their impact on the fund's ability to borrow and access capital.



            o Investment Grade Bond Risk. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; however, ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.


            o Below Investment Grade Bond Risk. These bonds, commonly known as "junk bonds," involve a higher degree of credit risk. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.


            o Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

            o Liquidity Risk. The liquidity of individual bonds may vary considerably. Below investment grade bonds generally are less liquid than investment grade bonds. Instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, may affect the liquidity of the fund's portfolio, which means that some of the fund's portfolio securities may be difficult to sell at a fair price when necessary to pay for redemptions from the fund and for other purposes. This illiquidity of portfolio securities may result in the fund incurring greater losses on the sale of some portfolio securities than would occur under more stable market conditions. Such losses can adversely impact the fund's net asset value per share.


            o Selection Risk. This means that the particular securities that are selected by the Adviser may underperform the market or those securities selected by other funds with similar objectives.


Performance Information

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund's performance and by comparing the fund's performance to a broad measure of market performance.


The fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the fund merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. The performance included in the bar chart and table below for the periods commencing on or before February 18, 2005 is that of the fund's predecessor, which commenced investment operations on January 5, 2001. The performance information is reflected net of fees and expenses of the fund. Morgan Asset managed the predecessor fund from July 1, 2004 until the February 18, 2005 merger and continued to do so until July 29, 2008. An adviser unrelated to Morgan Asset managed the predecessor fund before July 1, 2004.

Annual Total Returns
(calendar years 2002-2007)

The following bar chart illustrates the annual total returns for the fund's Class A Shares (including the predecessor fund's Class A Shares). The returns assume all dividend and capital gain distributions have been reinvested for the fund. The returns also reflect the impact of the fund's contractual expense limitation. If the Adviser had not agreed to limit expenses, the returns would have been less than those shown. The returns for Class C Shares and Class I Shares of the fund differ from the Class A Shares' returns shown in the bar chart to the extent their respective expenses differ. The total returns displayed in the bar chart do not reflect the payment of any sales charges or any reduction for taxes that a shareholder might have paid on fund distributions or on the redemption of fund shares at a gain; if they did, the total returns shown would be less than those shown.

            Performance Bar Chart
            Year-by-Year Total Returns as of December 31 for Class A Shares

[GRAPHIC OMITTED]

Year-to-date performance as of June 30, 2008:        (29.54)%
                                                               Quarter Ended
Class A Shares highest quarterly return
during years shown:                                    3.10 %  December 31, 2002
Class A Shares lowest quarterly return
during years shown:                                   (7.57)%  December 31, 2007
--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 2007)


The following table represents the fund's Class A Shares, Class C Shares and Class I Shares average annual total returns, reduced to reflect applicable sales charges, if any, for the periods shown relative to the Lehman Brothers 1-3 Year Government/Credit Index.* The table also shows hypothetical total returns for Class A Shares that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of the Class A Shares.



                                                                                                 Since Commencement
                                                                                                   Of Investment
                                                                  1 Year        5 Year             Operations(1)
  Class A Shares Return Before Taxes
   (with 1.50% sales charge)                                     (12.90)%       0.12%                  1.39%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions(2)          (13.28)%      (1.02)%                 0.13%
---------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions              (7.41)%      (0.41)%                 0.54%
  and Sale of Fund Shares(2)
---------------------------------------------------------------------------------------------------------------------------
  Class C Shares Return Before Taxes                             (12.71)%        N/A                  (3.06)%
  (with applicable contingent deferred sales charge)
---------------------------------------------------------------------------------------------------------------------------
  Class I Shares Return Before Taxes                             (11.25)%       0.72%                  1.96%
---------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year Government/Credit                       6.83%        3.38%                    @
  Index*
---------------------------------------------------------------------------------------------------------------------------

* The Lehman Brothers 1-3 Year Government/Credit Index is an index comprised of securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the fund's performance. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

@ The Lehman Brothers 1-3 Year Government/Credit Index returns since the inception of each class of the fund are as follows: 4.32% since March 8, 2001, 5.51% since November 4, 2005 and 4.40% since January 5, 2001.

(1) The fund's Class A Shares (including the predecessor fund's Class A Shares), Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will be different.


Performance data quoted represents past performance (before and after taxes) which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance through the most recent month-end, call 800-HYPERION. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the FDIC, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

Short Term Bond Fund
                                                               Fees and Expenses
--------------------------------------------------------------------------------
The following tables describe the fees and expenses you may pay if you buy and hold shares of Short Term Bond Fund.



Shareholder Transaction Expenses                                          Class A           Class C           Class I
(expenses paid directly from your investment)                              Shares            Shares            Shares

Maximum sales charge (Load) (as a percentage of offering price)            1.50%              None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (Load)                                      None(1)           1.00%(2)            None
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on reinvested dividends
and other distributions                                                     None              None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount redeemed)                         None              None              None
---------------------------------------------------------------------------------------------------------------------------
Exchange fee                                                                None              None              None

Annual Fund Operating Expenses                                            Class A           Class C           Class I
(expenses that are deducted from fund assets)                              Shares            Shares            Shares

Investment advisory fee                                                    0.35%             0.35%             0.35%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                     -               0.20%               -
---------------------------------------------------------------------------------------------------------------------------
12b-1 shareholder service fee                                              0.25%             0.25%               -
---------------------------------------------------------------------------------------------------------------------------
Other operating expenses(3)                                                5.62%             5.62%             5.62%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                         6.22%             6.42%             5.97%
Less Fee Waiver and Reimbursement(4)                                      (5.32)%           (5.32)%           (5.32)%
Net Annual Fund Operating Expenses(4)                                      0.90%             1.10%             0.65%
---------------------------------------------------------------------------------------------------------------------------


1 On purchases of Class A Shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A Shares redeemed within one year of the purchase date.

2 A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C Shares redeemed within one year of the purchase date.


3    Other operating expenses has been restated to reflect current fees.

4 The Adviser has agreed to waive its fee and/or to reimburse the fund for its expenses until July 28, 2010 to the extent necessary to ensure the fund's annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.90% of net assets of Class A Shares, 1.10% of net assets of Class C Shares and 0.65% of net assets of Class I Shares.


Expense Example


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses are those indicated in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                             Class A       Class C    Class I
                                              Shares        Shares    Shares
1 Year Assuming Redemption                    $ 240         $ 216      $ 66
--------------------------------------------------------------------------------
1 Year Assuming No Redemption                 $ 240         $ 112      $ 66
--------------------------------------------------------------------------------
3 Years                                       $ 995         $ 917      $ 783
--------------------------------------------------------------------------------
5 Years                                      $ 2,290       $ 2,264    $ 2,058
--------------------------------------------------------------------------------
10 Years                                     $ 5,394       $ 5,468    $ 5,139
--------------------------------------------------------------------------------

Intermediate Bond Fund

                                                             Risk/Return Profile
--------------------------------------------------------------------------------

Principal Objective

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

Principal Investment Strategies


Under normal circumstances, Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund"), seeks to achieve its investment objectives by investing at least 80% of its assets in debt securities. The fund invests primarily in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one NRSRO with effective maturities of 1 to 10 years) that the Adviser believes offer attractive yield and capital appreciation potential. Investment grade debt securities purchased by the fund will be rated, at the time of investment, Baa3 or higher by Moody's, BBB- or higher by S&P, within one of the four highest ratings classes by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The fund may invest in U.S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets at the time of purchase in below investment grade debt securities (commonly referred to as "junk bonds"), convertible securities and common stocks. Below investment grade debt securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "relative value" approach and is primarily concerned with individual security and sector selection. While generally giving some consideration to interest rate movements, the Adviser's goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser generally sells securities that it believes no longer offer potentially better yield or total return than other available securities.


For liquidity and flexibility, the fund may invest in investment grade, short-term debt securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

Principal Risks

Investing in the fund involves risks common to any investment in securities. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the fund's investment strategies. There is no guarantee that the fund will meet its goals. An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


The fund's investment performance is subject to a variety of risks, including the following principal risks:

            o Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Debt security prices typically decline if the issuer's credit quality deteriorates. Lower grade securities may experience high default rates, which could mean that the fund may lose some or all of its investments in such securities. If this occurs, the fund's net asset value and ability to pay dividends to shareholders would be adversely affected.


            o Interest Rate and Related Risks. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities declines, and vice versa. The fund's investment in such securities means that the net asset value of the fund will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration (the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Market factors, such as the demand for particular fixed-income securities, may also cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In addition, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.



            o Yield Spread Risk. The fund's investments may be subject to yield spread risk. Fixed-rate securities are valued based on a market credit spread over the rate payable on fixed-rate U.S. Treasuries of like maturity. In other words, their value is dependent on the yield demanded on such securities by the market, as based on their credit relative to U.S. Treasuries. An excessive supply of these securities combined with reduced demand will generally cause the market to require a higher yield on these securities, resulting in the use of a higher or "wider" spread over the benchmark rate (usually the applicable U.S. Treasury security yield) to value these securities. Under these conditions, the value of the fixed rate securities would tend to decrease. Conversely, if the spread used to value these securities were to decrease or "tighten," the value of these securities would tend to increase. Such changes in the market value of these fixed rate securities may affect the fund's net equity or cash flow either directly through their impact on unrealized gains or losses on available-for-sale securities by diminishing the fund's ability to realize gains on such securities, or indirectly through their impact on the fund's ability to borrow and access capital.



            o Intermediate Term Bond Risk. Bonds (debt) that have average maturities generally ranging from 1 to 10 years normally offer higher yields but less price stability than short-term bonds and offer greater price stability but lower yields than long term bonds.



            o Investment Grade Bond Risk. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; however, ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.



            o Below Investment Grade Bond Risk. These bonds, commonly known as "junk bonds," involve a higher degree of credit risk. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.


            o Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

            o Liquidity Risk. The liquidity of individual bonds may vary considerably. Below investment grade bonds generally are less liquid than investment grade bonds. Instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, may affect the liquidity of the fund's portfolio, which means that some of the fund's portfolio securities may be difficult to sell at a fair price when necessary to pay for redemptions from the fund and for other purposes. This illiquidity of portfolio securities may result in the fund incurring greater losses on the sale of some portfolio securities than would occur under more stable market conditions. Such losses can adversely impact the fund's net asset value per share.


            o Selection Risk. This means that the particular securities that are selected by the Adviser may underperform the market or those securities selected by other funds with similar objectives.

Performance Information


The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund's performance and by comparing the fund's performance to a broad measure of market performance.

Annual Total Returns
(calendar years 2000-2007)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns assume all dividend and capital gain distributions have been reinvested for the fund. The returns also reflect the impact of the fund's contractual expense limitation. If the Adviser had not agreed to limit expenses, the returns would have been less than those shown. The returns for Class C Shares and Class I Shares of the fund differ from the Class A Shares' returns shown in the bar chart to the extent their respective expenses differ. The total returns displayed in the bar chart do not reflect the payment of any sales charges or any reduction for taxes that a shareholder might have paid on fund distributions or on the redemption of fund shares at a gain; if they did, the total returns shown would be less than those shown.

            Performance Bar Chart
            Year-by-Year Total Returns as of December 31 for Class A Shares


[GRAPHIC OMITTED]


Year-to-date performance as of June 30, 2008:                         (82.55)%
                                                                                    Quarter Ended
Class A Shares highest quarterly return during years shown:             4.44%       March 31, 2001
Class A Shares lowest quarterly return during years shown:             (37.01)%     December 31, 2007
------------------------------------------------------------------------------------------------------

Average Annual Total Returns
(for the periods ended December 31, 2007)


The following table represents the fund's Class A Shares, Class C Shares and Class I Shares average annual total returns, reduced to reflect applicable sales charges, if any, for the periods shown relative to the Lehman Brothers
Intermediate U.S. Aggregate Index.* The table also shows hypothetical total returns for Class A Shares that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of the Class A Shares.



                                                                                                       Since Commencement Of
                                                                       1 Year         5 Year         Investment Operations(1)
  Class A Shares Return Before Taxes
  (with a 2.00% sales charge)                                         (51.32)%       (8.98)%                  (1.63)%
----------------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions(2)               (51.93)%       (11.00)%                 (4.14)%
----------------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions
  and Sale of Fund Shares(2)                                          (32.11)%        (7.78)%                 (2.24)%
----------------------------------------------------------------------------------------------------------------------------------
  Class C Shares Return Before Taxes
  (with applicable contingent deferred sales charge)                  (51.01)%        (8.95)%                 (1.76)%
----------------------------------------------------------------------------------------------------------------------------------
  Class I Shares Return Before Taxes                                  (50.09)%        (8.35)%                 (1.13)%
----------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Intermediate U.S. Aggregate                           7.08           4.22%                   5.73%@
  Index*
----------------------------------------------------------------------------------------------------------------------------------



* The Lehman Brothers Intermediate U.S. Aggregate Index is a broad-based unmanaged index of securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

@ Lehman Brothers Intermediate US Aggregate Index return since commencement of investment operations for the fund on March 22, 1999.


(1) The fund's Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will be different.


Performance data quoted represents past performance (before and after taxes) which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance through the most recent month-end, call 800-HYPERION. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the FDIC, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

Intermediate Bond Fund
                                                               Fees and Expenses
--------------------------------------------------------------------------------

The following tables describe the fees and expenses you may pay if you buy and hold shares of Intermediate Bond Fund.



Shareholder Transaction Expenses                                          Class A           Class C           Class I
(expenses paid directly from your investment)                              Shares            Shares            Shares

Maximum sales charge (Load) (as a percentage of offering price)            2.00%              None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (Load)                                      None(1)           1.00%(2)            None
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on reinvested dividends
and other distributions                                                   None              None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount redeemed)                         None              None              None
---------------------------------------------------------------------------------------------------------------------------
Exchange fee                                                                None              None              None

Annual Fund Operating Expenses                                            Class A           Class C           Class I
(expenses that are deducted from fund assets)                              Shares            Shares            Shares

Investment advisory fee                                                    0.40%             0.40%             0.40%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                     -               0.35%               -
---------------------------------------------------------------------------------------------------------------------------
12b-1 shareholder service fee                                              0.25%             0.25%               -
---------------------------------------------------------------------------------------------------------------------------
Other operating expenses(3)                                                1.83%             1.83%             1.83%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                         2.48%             2.83%             2.23%
Less Fee Waiver & Reimbursement(4)                                        (1.58)%           (1.58)%           (1.58)%
Net Annual Fund Operating Expenses(4)                                      0.90%             1.25%             0.65%
---------------------------------------------------------------------------------------------------------------------------


1 On purchases of Class A Shares of $1 million or more, a contingent deferred sales charge of 0.75% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A Shares redeemed within one year of the purchase date.

2 A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C Shares redeemed within one year of the purchase date.


3    Other operating expenses has been restated to reflect current fees.

4 The Adviser has agreed to waive its fee and/or to reimburse the fund for its expenses until July 28, 2010 to the extent necessary to ensure the fund's annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.90% of net assets of Class A Shares, 1.25% of net assets of Class C Shares and 0.65% of net assets of Class I Shares.



Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses are those indicated in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                      Class A       Class C       Class I
                                      Shares         Shares       Shares
1 Year Assuming Redemption             $ 290         $ 231         $ 66
--------------------------------------------------------------------------------
1 Year Assuming No Redemption          $ 290         $ 127         $ 66
--------------------------------------------------------------------------------
3 Years                                $ 650         $ 567         $ 382
--------------------------------------------------------------------------------
5 Years                               $ 1,204       $ 1,203        $ 895
--------------------------------------------------------------------------------
10 Years                              $ 2,715       $ 2,918       $ 2,307
--------------------------------------------------------------------------------

High Income Fund
                                                             Risk/Return Profile
--------------------------------------------------------------------------------
(Closed to New Investors)

Principal Objective


The fund seeks a high level of income by investing in below investment grade bonds. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.


Principal Investment Strategies

Regions Morgan Keegan Select High Income Fund ("High Income Fund"), seeks to achieve its investment objectives by investing a majority of its total assets in below investment grade debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities include, but are not limited to, corporate bonds, mortgage-backed and asset-backed securities and other structured finance vehicles, convertible debt securities, U.S. government securities and municipal and foreign government obligations. Below investment grade debt securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality).


Except with respect to up to 10% of its total assets, the debt securities purchased by the fund will be rated, at the time of purchase, at least CCC- (or a comparable rating) by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as "junk bonds'' and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities.

The fund may invest up to 10% of its total assets at the time of purchase in distressed securities regardless of credit quality. Distressed securities may include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca or lower by Moody's or CC or lower by S&P, comparably rated by another NRSRO or are unrated but considered by the Adviser to be of comparable quality.

The fund also may invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the fund's investment objectives with such investments.

The fund may invest up to 15% of its total assets (measured at the time of purchase) in foreign debt and foreign equity securities and up to 25% of its total assets (measured at the time of purchase) in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of real estate investment trusts and utilities that either are required to and/or customarily pay out a large percentage of their current earnings as dividends.

The fund also may invest in investment grade debt securities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa3 or higher by Moody's, BBB- or higher by S&P or within one of the four highest ratings classes of another NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. In unusual market conditions, the fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

The Adviser's investment approach is predicated on the concept of relative value. The Adviser firmly believes the most significant opportunities for outperformance exist between and within sectors, as well as among individual securities in the fixed income market. The Adviser employs a disciplined and rigorous investment process, supported by dedicated analytical resources and experienced investment professionals, to consistently identify investment opportunities in every phase of the economic cycle. Generally, when investing in below investment grade debt, the Adviser seeks to identify changes and trends before their impact is reflected in security prices, and to determine attractive sectors within the high yield market in order to focus credit analysis resources. The Adviser analyzes macroeconomic trends to develop positions with respect to the economy, sector spreads and interest rate trends. Specific factors considered in the research process may include general industry trends, cash flow generation capacity, asset valuation, other debt maturities, capital availability, collateral value and priority of payments.

In managing the fund's portfolio, the Adviser will employ an active management approach that will emphasize the flexibility to allocate assets across a wide range of asset classes and thereby provide the advantages of a widely diversified high income portfolio. The Adviser's fixed-income research team will search a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below investment grade corporate market, the Adviser may strategically utilize asset-backed securities, mortgage-backed securities and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Adviser believes that the opportunity to acquire a diverse set of assets will contribute to higher total returns and a more stable net asset value for the fund than would result from investing in a single sector of the debt market such as below investment grade corporate bonds. The policy of the fund under normal circumstances is to keep the portfolio's average effective maturity between 3 and 15 years. The Adviser generally sells securities that it believes no longer offer potentially better yield or total return than other available securities.


Principal Risks

Investing in the fund involves risks common to any investment in securities. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the fund's investment strategies. There is no guarantee that the fund will meet its goals. An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


The fund's investment performance is subject to a variety of risks, including the following principal risks:


            o Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Debt security prices typically decline if the issuer's credit quality deteriorates. Lower grade securities may experience high default rates, which could mean that the fund may lose some or all of its investments in such securities. If this occurs, the fund's net asset value and ability to pay dividends to shareholders would be adversely affected.

            o Below Investment Grade Bond Risk. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic or political changes, or individual developments specific to the issuer. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

            o Interest Rate and Related Risks. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities declines, and vice versa. The fund's investment in such securities means that the net asset value of the fund will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration (the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Market factors, such as the demand for particular fixed-income securities, may also cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In addition, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.


            o Yield Spread Risk. The fund's investments may be subject to yield spread risk. Fixed-rate securities are valued based on a market credit spread over the rate payable on fixed-rate U.S. Treasuries of like maturity. In other words, their value is dependent on the yield demanded on such securities by the market, as based on their credit relative to U.S. Treasuries. An excessive supply of these securities combined with reduced demand will generally cause the market to require a higher yield on these securities, resulting in the use of a higher or "wider" spread over the benchmark rate (usually the applicable U.S. Treasury security yield) to value these securities. Under these conditions, the value of the fixed rate securities would tend to decrease. Conversely, if the spread used to value these securities were to decrease or "tighten," the value of these securities would tend to increase. Such changes in the market value of these fixed rate securities may affect the fund's net equity or cash flow either directly through their impact on unrealized gains or losses on available-for-sale securities by diminishing the fund's ability to realize gains on such securities, or indirectly through their impact on the fund's ability to borrow and access capital.


            o Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.


            o Investment Grade Bond Risk. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; however, ratings are no guarantee of quality. The credit quality of these bonds can decline which would normally cause the prices of these bonds to decline.


            o Foreign Issuer Risk. Foreign investments involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in securities of foreign issuers could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.


            o Equity Security Risk. Because the fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Unlike interest payments on debt securities, equity securities in which the fund may invest may not pay dividends, either because they are not profitable or because they choose to retain their earnings for investment. Therefore, to the extent the fund seeks capital growth through investments in equity securities, its current income may be diminished.

            o Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in certain distressed securities. Therefore, to the extent the fund seeks capital growth through investment in distressed securities, its current income may be diminished. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

            o Liquidity Risk. The liquidity of individual bonds may vary considerably. Below investment grade bonds generally are less liquid than investment grade bonds. Instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, may affect the liquidity of the fund's portfolio, which means that some of the fund's portfolio securities may be difficult to sell at a fair price when necessary to pay for redemptions from the fund and for other purposes. This illiquidity of portfolio securities may result in the fund incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses can adversely impact the fund's net asset value per share.

            o Selection Risk. This means that the particular securities that are selected by the Adviser may underperform the market or those securities selected by other funds with similar objectives.


Performance Information


The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund's performance and by comparing the fund's performance to a broad measure of market performance.

Annual Total Returns
(calendar years 2000-2007)

The following bar chart illustrates the annual total returns for the fund's Class A Shares. The returns assume all dividend and capital gain distributions have been reinvested for the fund. The returns also reflect the impact of the fund's contractual expense limitation. If the Adviser had not agreed to limit expenses, the returns would have been less than those shown. The returns for Class C Shares and Class I Shares of the fund differ from the Class A Shares' returns shown in the bar chart to the extent their respective expenses differ. The total returns displayed in the bar chart do not reflect the payment of any sales charges or any reduction for taxes that a shareholder might have paid on fund distribution or on the redemption of fund shares at a gain; if they did, the total returns shown would be less than those shown.


            Performance Bar Chart
            Year-by-Year Total Returns as of December 31
            For Class A Shares

[GRAPHIC OMITTED]



Year-to-date performance as of June 30, 2008:                            (77.10)%
                                                                                   Quarter Ended
Class A Shares highest quarterly return during years shown:                 6.26%  March 31, 2001
Class A Shares lowest quarterly return during years shown:               (38.24)%  December 31, 2007
----------------------------------------------------------------------------------------------------

Average Annual Total Returns
(for the periods ended December 31, 2007)


The following table represents the fund's Class A Shares, Class C Shares and Class I Shares average annual total returns, reduced to reflect applicable sales charges, if any, for the periods shown relative to the Lehman Brothers Ba U.S. High Yield Index.* The table also shows hypothetical total returns for Class A Shares that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of the Class A Shares.



                                                                                                          Since Commencement Of
                                                                           1 Year         5 Year         Investment Operations(1)
  Class A Shares Return Before Taxes
  (with a 2.50% sales charge)                                             (60.71)%        (8.92)%                  0.24%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions(2)                   (62.05)%       (12.56)%                 (4.01)%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares Return After Taxes on Distributions
  and Sale of Fund Shares(2)                                              (37.55)%        (7.76)%                 (1.11)%
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares Return Before Taxes
  (with applicable contingent deferred sales charge)                      (60.25)%        (8.92)%                  0.02%
------------------------------------------------------------------------------------------------------------------------------------
  Class I Shares Return Before Taxes                                      (59.60)%        (8.23)%                  0.77%
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Ba U.S. High Yield Index*                                 1.75%          8.66%                   6.59%@
------------------------------------------------------------------------------------------------------------------------------------

* The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As also are included. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

@ Lehman Brothers Ba US High Yield Index return since commencement of investment operations for the fund on March 22, 1999.


1 The fund's Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will be different.


Performance data quoted represents past performance (before and after taxes) which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance through the most recent month-end, call 800-HYPERION. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the FDIC, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

High Income Fund
                                                               Fees and Expenses
--------------------------------------------------------------------------------


The following tables describe the fees and expenses you may pay if you buy and hold shares of High Income Fund.



Shareholder Transaction Expenses                                          Class A           Class C           Class I
(expenses paid directly from your investment)                              Shares            Shares            Shares

Maximum sales charge (Load) (as a percentage of offering price)            2.50%              None              None
---------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (Load)                                      None(1)           1.00%(2)            None
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on reinvested dividends
and other distributions                                                     None              None              None
---------------------------------------------------------------------------------------------------------------------------
Redemption fee (as a percentage of amount redeemed)                         None              None              None
---------------------------------------------------------------------------------------------------------------------------
Exchange fee                                                                None              None              None
---------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                                            Class A           Class C           Class I
(expenses that are deducted from fund assets)                              Shares            Shares            Shares

Investment advisory fee                                                    0.75%             0.75%             0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                                     -               0.50%               -
---------------------------------------------------------------------------------------------------------------------------
12b-1 shareholder service fee                                              0.25%             0.25%               -
---------------------------------------------------------------------------------------------------------------------------
Other operating expenses(3)                                                1.45%             1.45%             1.45%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                         2.45%             2.95%             2.20%
Less Fee Waiver & Reimbursement(4)                                        (1.20)%           (1.20)%           (1.20)%
Net Annual Fund Operating Expenses(4)                                      1.25%             1.75%             1.00%
---------------------------------------------------------------------------------------------------------------------------


1 On purchases of Class A Shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A Shares redeemed within one year of the purchase date.

2 A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C Shares redeemed within one year of the purchase date.


3    Other operating expenses has been restated to reflect current fees.

4 The Adviser has agreed to waive its fee and/or to reimburse the fund for its expenses until July 28, 2010 to the extent necessary to ensure the fund's annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.25% of net assets of Class A Shares, 1.75% of net assets of Class C Shares and 1.00% of net assets of Class I Shares.



Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses are those indicated in the table above and remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                  Class A        Class C        Class I
                                                  Shares          Shares        Shares
1 Year Assuming Redemption                         $ 374          $ 281          $ 102
------------------------------------------------------------------------------------------------
1 Year Assuming No Redemption                      $ 374          $ 178          $ 102
------------------------------------------------------------------------------------------------
3 Years                                            $ 763          $ 679,         $ 449
------------------------------------------------------------------------------------------------
5 Years                                           $ 1,304        $ 1,334         $ 952
------------------------------------------------------------------------------------------------
10 Years                                          $ 2,782        $ 3,093        $ 2,338
------------------------------------------------------------------------------------------------


The fund's distributor no longer offers shares of the fund to new investors. Any shareholder that owned the fund in an existing account as of November 1, 2005 may purchase additional shares in their account. The Adviser reserves the right to reject any purchase order. The fund reserves its right to change this policy at any time.

How to Buy Shares
--------------------------------------------------------------------------------

Opening an Account

A Morgan Keegan & Company, Inc. ("Morgan Keegan") Financial Adviser or Regions Morgan Keegan Trust Administrator can assist you with all phases of your investment when buying shares of the funds.

Minimum initial investment for the fund's Class A Shares and Class C Shares:

o    $1,000


o $250 for an individual retirement account ("IRA") if you are an officer, director, employee or retired employee of the Adviser or its affiliates

o $250 for an IRA if you establish a $50 monthly minimum addition to your account through the funds' Systematic Investment Program ("SIP").


Minimum subsequent investment for the funds' shares:

o    $50 for any account

Initial and subsequent investments in an IRA established on behalf of a non-working spouse of a shareholder who has an IRA invested in one of the funds require a minimum amount of only $250. In addition, once you have established an account for an IRA, the minimum amount for subsequent investments therein will be waived if an investment is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

In special circumstances, these minimums may be waived or lowered at the funds' discretion. Keep in mind that investment professionals may charge you fees for their services in connection with your share transaction. There is no minimum initial investment for Class I Shares. However, Class I Shares are available only to a limited group of investors at the discretion of the funds. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares. If you are investing through a retirement plan or other special program, follow the instructions in your program materials.

Choosing a Share Class

The funds offer three share classes - Class A Shares, Class C Shares and Class I Shares - and each share class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount or if you plan to hold your shares for a long period, Class A Shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C Shares.

Class I Shares are available only to a limited group of investors at the discretion of the funds. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, like wrap accounts, you may be eligible to purchase Class I Shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your investment professional can help you choose the share class that makes the most sense for you.


The following information regarding the sales charges for each class of shares of the funds as well as other information is also available free of charge and in a clear and prominent format at www.hyperionbrookfield.com. From the Adviser's website, a hyperlink will take you directly to this disclosure on each fund's webpage.

Class Comparison

Class A Shares -- Front Load


o Initial sales charge of 1.50% for Short Term Bond Fund, 2.00% for Intermediate Bond Fund and 2.50% for High Income Fund (in each case, as a percentage of offering price which includes the sales load).
o Annual shareholder service fee (12b-1) of 0.25% for Short Term Bond Fund, Intermediate Bond Fund and High Income Bond Fund.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o    Lower annual expenses than Class C Shares.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing investments in funds of the Company as part of your current investment.
o "Letter of intent" allows you to count all investments in the Company over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.


The following tables list the sales charges, which will be applied to your Class A Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Short Term Bond Fund Class A Share's Sales Charges:


                   Your Investment                         As a % of             As a % of Net
                                                        Offering Price          Amount Invested
Up to $49,999                                                1.50%                   1.52%
--------------------------------------------------------------------------------------------------
$50,000 to $99,999                                           1.25%                   1.27%
--------------------------------------------------------------------------------------------------
$100,000 to $249,999                                         1.00%                   1.01%
--------------------------------------------------------------------------------------------------
$250,000 to $499,999                                         0.75%                   0.76%
--------------------------------------------------------------------------------------------------
$500,000 to $999,999                                         0.50%                   0.50%
--------------------------------------------------------------------------------------------------
$1 million or more                                         0.00%(1)                0.00%(1)
--------------------------------------------------------------------------------------------------

Intermediate Bond Fund Class A Share's Sales Charges:
                   Your Investment                         As a % of             As a % of Net
                                                        Offering Price          Amount Invested
Up to $49,999                                                2.00%                   2.04%
--------------------------------------------------------------------------------------------------
$50,000 to $99,999                                           1.75%                   1.78%
--------------------------------------------------------------------------------------------------
$100,000 to $249,999                                         1.50%                   1.52%
--------------------------------------------------------------------------------------------------
$250,000 to $499,999                                         1.00%                   1.01%
--------------------------------------------------------------------------------------------------
$500,000 to $999,999                                         0.75%                   0.76%
--------------------------------------------------------------------------------------------------
$1 million or more                                         0.00%(1)                0.00%(1)
--------------------------------------------------------------------------------------------------

High Income Fund Class A Share's Sales Charges:
                   Your Investment                         As a % of             As a % of Net
                                                        Offering Price          Amount Invested
Up to $49,999                                                2.50%                   2.56%
--------------------------------------------------------------------------------------------------
$50,000 to $99,999                                           2.25%                   2.30%
--------------------------------------------------------------------------------------------------
$100,000 to $249,999                                         1.75%                   1.78%
--------------------------------------------------------------------------------------------------
$250,000 to $499,999                                         1.25%                   1.27%
--------------------------------------------------------------------------------------------------
$500,000 to $999,999                                         1.00%                   1.01%
--------------------------------------------------------------------------------------------------
$1 million or more                                         0.00%(1)                0.00%(1)
--------------------------------------------------------------------------------------------------

(1)  You can  purchase  $1  million  or more of Class A Shares  without  a sales charge. However, if you purchase shares of that amount, they will be subject to a contingent deferred sales charge if you redeem within one year of the date of purchase. The contingent deferred sales charge on redemptions of shares is 0.75% for Intermediate Bond Fund and 1.00% for Short Term Bond Fund and High Income Fund of the lesser of the purchase price of the shares or their net asset value at the time of redemption. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first. The distributor may pay a dealer concession and/or service fee for purchases of $1 million or more.

Reducing the Sales Charge with Breakpoint Discounts. Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the funds are indicated in the tables above. You or your investment professional must notify the funds' transfer agent of eligibility for any applicable breakpoint discount at the time of purchase.


In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your investment professional of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those accounts in the funds held directly or through an investment professional or through a single-participant retirement account by you, your legal spouse, and/or your children under age 21, which can be linked using taxpayer identification numbers (TINs), including social security numbers
(SSNs), or broker identification numbers (BINs). An investment in a limited partnership account may be linked to investments in all individual accounts held by each member of the limited partnership for the purposes of calculating the applicable breakpoint discount available to the limited partnership account. Conversely, each member of a limited partnership may link an investment in his or her individual accounts with the limited partnership account only, and not with other member's individual accounts, for the purposes of calculating the applicable breakpoint discount available to his or her individual accounts. To receive a Class A Shares front-end sales charge reduction, you may add to your purchase of Class A Shares the current value of your holdings of Class A Shares of the funds. Your discount will be determined based on the schedule in the Class A sales charge table above.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your investment professional certain information on your new account form and you may be required to provide account statements regarding Qualifying Accounts. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the shares offered in this Prospectus, and the breakpoint discounts offered with respect to such shares, are described in full in this Prospectus.


The front end sales charge for Class A Shares may be eliminated or reduced at purchase if:


o you purchase shares through financial intermediaries that do not receive sales charge dealer concessions;
o you purchase shares through "wrap accounts," asset allocation programs, or similar programs, under which clients may pay a fee for account services;
o you sign a letter of intent to purchase a specific dollar amount of additional shares within 13 months (your discount will be determined based on the schedule in the Class A Share's sales charge table above);
o you are an officer, director, employee or retired employee of Brookfield Asset Management Inc. or its affiliates or the Company, or you are the legal spouse or a dependent child of any of the foregoing; or
o you purchase shares on behalf of Brookfield Asset Management Inc. or its affiliates.

Class A Shares also may be acquired without a sales charge if the purchase is made through a Morgan Keegan Financial Adviser who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, if the following conditions are met: (1) the purchaser was a client of the investment professional at the other firm for which the investment professional previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds, noted in (2) above, from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A Shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other shares of the funds, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these shares and further provided that the purchase of the Class A Shares of any of the funds is made within 30 days of that redemption.


Dealer Concessions. The distributor, Morgan Keegan, may pay a dealer up to 100% of any sales charge imposed, which may be paid in the form of an advance. The dealer may be paid an advance commission for sales of the Class A Shares of any series of the Company. Such payments may be in the form of cash or promotional incentives.

Class C Shares -- Level Load


o    No initial sales charge.
o Contingent deferred sales charge of 1.00% of the lesser of the purchase price of the Class C Shares or their Net Asset Value ("NAV"), at the time of redemption, payable by you if you redeem shares within one year of purchase. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first.
o Annual distribution and shareholder service fees (12b-1) of 0.45% for Short Term Bond Fund, 0.60% for Intermediate Bond Fund and 0.75% for High Income Fund.


Class I Shares -- No Load

o    No sales charges of any kind.
o No distribution or shareholder service (12b-1) fees; annual expenses are lower than other share classes.
o Available only to a limited group of investors at the discretion of the funds, including employer-sponsored retirement plans, advisory accounts of the investment manager, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. Contact your Morgan Keegan Financial Adviser or Regions Morgan Keegan Trust Administrator for information.

To Add to an Account


Through Morgan Keegan. You may purchase shares of a fund by contacting your Morgan Keegan Financial Adviser or by calling Morgan Keegan at 800-222-8866. You may also visit Morgan Keegan's website at www.morgankeegan.com to locate the Morgan Keegan branch nearest you. New investors must complete Morgan Keegan's New Account Form and return it along with a check for your initial investment payable to "Morgan Keegan" to your Financial Adviser or to Morgan Keegan at 50 North Front Street, Memphis, TN 38103. Please indicate the fund, share class, the account number, and the dollar value or number, if any, of shares on your check. You can avoid future inconvenience by signing up now for any services you might later use, including the SIP.

                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                              50 North Front Street
                            Memphis, Tennessee 38103
                          Call toll-free: 800-222-8866
              (8:30 a.m. - 4:30 p.m., business days, Central time)
                      Members New York Stock Exchange, SIPC


                              www.morgankeegan.com
                              --------------------

Through Regions Morgan Keegan Trust. Trust customers may purchase shares of a fund through their local Trust Administrator or by calling Regions Morgan Keegan Trust at 877-757-7424.

Through Other Financial Intermediary. You may purchase shares through a broker-dealer, investment professional or financial institution which has been authorized to offer shares by Morgan Keegan ("Authorized Dealers"). Some
Authorized Dealers may charge a transaction fee for this service. If you purchase shares of a fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the funds' Prospectus. Certain features of a fund may not be available or may be modified in connection with the program of services provided.

Through Systematic Investment Program. Once you have opened an account, you may automatically purchase additional shares on a regular basis by completing the appropriate SIP forms by contacting your investment professional. The minimum investment amount for SIPs is $50.

Policies for Buying Shares

Anti-Money Laundering Laws. If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV, as permitted by applicable law.

Timing of Requests. Your purchase order must be received by your Morgan Keegan Financial Adviser, Regions Morgan Keegan Trust Administrator, or Authorized Dealer before the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) to be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. Each fund reserves the right to reject any purchase request. It is the responsibility of your investment professional or other service provider that has entered into an agreement with the funds, its distributor, or administrative or shareholder services agent, to promptly submit purchase orders to the funds. You are not the owner of fund shares (and therefore will not receive dividends) until payment for the shares is received.

Short-Term Trading. The funds attempt to deter short-term trading that may be disruptive to the efficient management of the funds. The funds may consider several factors when evaluating shareholder trading activity, including, but not limited to: (1) dollar amount of the transaction; (2) volume of the transaction;
(3) frequency of trading; (4) developing trading patterns of the shareholder; and (5) any other factors deemed pertinent by fund management.

The funds' Board has approved policies and procedures intended to discourage excessive short-term trading of the funds' shares. These policies provide that, when, in the sole discretion of fund management, short-term trading would have a detrimental effect on the portfolio performance and the portfolio management of a fund, the funds may refuse a transaction by any person, group or commonly controlled account. The funds will promptly notify the shareholder of a determination to reject a purchase request. The fund reserves the right to restrict future purchases of fund shares.

There can be no assurance that the funds will be effective in limiting short-term trading in all cases. If the funds are unable to deter this type of trading, it may adversely affect the performance of the funds by requiring the funds to maintain larger amounts of cash or cash equivalents than the Adviser might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

The funds' objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the funds anticipate that limitations on its ability to identify trading activity to specific shareholders, including where shares are held in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

How to Redeem Shares
--------------------------------------------------------------------------------

To Sell Some or All of Your Shares

You may redeem Class A Shares, Class C Shares and Class I Shares through your Morgan Keegan Financial Adviser or by telephoning Morgan Keegan at 800-366-7426. Regions Morgan Keegan Trust customers may redeem shares of a fund through their local Trust Administrator. You should note that redemptions will be made only on days when a fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.


By Mail. To redeem shares by mail, written requests must be received in proper form and can be made through Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. The redemption request should include the shareholder's name, fund name and class of shares, account number and the share or dollar amount to be redeemed. It is the responsibility of the service provider to promptly submit redemption requests to the fund. You may redeem some or all of your shares by sending a letter of instruction to your Financial Adviser or Morgan Keegan at 50 North Front Street, Memphis, Tennessee 38103. Trust customers should send a letter of instruction to your local Trust Administrator or to Regions Morgan Keegan Trust at 1901 Sixth Avenue North, Fourth Floor, Birmingham, Alabama 35203.

By Telephone. Telephone redemption instructions must be received by your investment professional before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) for a funds' shares to be redeemed at that day's closing share price. Orders for redemptions received after this time on any business day will be executed at the close of the next business day. As long as the transaction does not require a written request as described in "Policies for Selling Shares," you may sell shares by calling your Morgan Keegan Financial
Adviser or Morgan Keegan at 800-366-7426. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424. A check will be mailed to you on the following business day.

By Exchange. Please read the applicable prospectus carefully for the fund into which you are exchanging before you request an exchange. To request an exchange, call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-366-7426 or mail your written exchange instructions to Morgan Keegan at 50 North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to Regions Morgan Keegan Trust, 1901 Sixth Avenue North, Fourth Floor, Birmingham, Alabama 35203.


By  Systematic  Withdrawal.  This  plan is  designated  for  retirees  and other investors who want regular withdrawals from a fund account. You may automatically redeem shares in a minimum amount of $100 on a regular basis. Please contact your investment professional for the appropriate forms to complete. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares that are subject to a sales charge while redeeming shares using this program.

Policies for Selling Shares

Circumstances that require written requests and signature guarantees. Please submit instructions in writing when any of the following apply:

o    You are selling more than $100,000 worth of shares
o    The name or address on the account has changed within the last 30 days
o You want the redemption proceeds to be sent or wired to a name or address not on the account registration
o You are transferring shares to an account with a different registration or share class
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

      Corporate accounts: certified copy of a corporate resolution
      Fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.


Timing of Requests. Redemption requests for the funds received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) will be executed the same day, at that day's closing share price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.


Sales Charge When You Redeem

Class A Shares (Purchase amount of $1 million or greater). A contingent deferred sales charge ("CDSC") of 0.75% of the lower of the purchase price of the shares or their NAV at the time of redemption applies to Class A Shares of Intermediate Bond Fund and 1.00% of the redemption amount to Class A Shares of Short Term Bond Fund and High Income Fund redeemed within one year of the purchase date under certain investment programs where an investment professional received an advance payment on the transaction.

Class C Shares. Redemptions of Class C Shares are subject to a CDSC of 1.00% of the lower of the purchase price of the shares or their NAV at the time of redemption if the redemption is made within one year of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC, your investment professional must notify the funds' transfer agent at the time of redemption. If the transfer agent is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Class C Shares:


o on the portion of redemption proceeds attributable to increases in the value of your account due to increases in the NAV;
o on shares acquired through reinvestment of dividends and capital gain distributions;
o if your redemption is a required distribution and you are over the age of 70-1/2 from an IRA or other retirement plan;
o upon the death or disability of the last surviving shareholder(s) of the account;
o when redeeming and directing the proceeds to the purchase of shares of the funds. It is your responsibility to inform the broker of your intention to exercise this option at the time of the redemption and purchase; or
o if a fund redeems your shares and closes your account for not meeting the minimum balance requirement.


To keep the sales charge as low as possible, the funds will redeem your shares in the following order:

o    shares that are not subject to a CDSC; and
o    shares held the longest.

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

Conditions for Redemptions

Selling Recently Purchased Shares. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

o    during periods of market volatility; or
o when your trade activity or redemption amount adversely impacts a fund's ability to manage its assets.

In-Kind Redemptions

Each fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value ("NAV"). However, each fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000, or (2) 1% of the NAV of the fund at the beginning of such period. Each fund will redeem in kind when the Board of Directors has determined that it is in the best interests of a fund's shareholders as a whole. The Board of Directors has adopted procedures for making in kind redemptions to affiliated shareholders (i.e., shareholders with a 5% or greater holding in a fund). If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

How to Exchange Shares
--------------------------------------------------------------------------------

Exchange Privilege


You may exchanges shares of a fund into shares of the same class of any series of the Company without paying a sales charge or a CDSC by calling or writing to Morgan Keegan or Regions Morgan Keegan Trust as appropriate. Shares of any series of the Company may be acquired in exchange for shares of the same class of any other series of the Company without paying a sales charge or a CDSC in the same manner. The date of original purchase of exchanged Class C Shares will be used for purposes of calculating the CDSC imposed upon redemption of exchanged-for-shares.


To exchange shares, you must:

o    meet any minimum initial investment requirements; and
o    receive a prospectus for the series into which you wish to exchange.


For more information about any series of the Company, visit www.hyperionbrookfield.com or call your Morgan Keegan Financial Adviser or Regions Morgan Keegan Trust Administrator for a prospectus. Please read this prospectus carefully before you request an exchange.

Shareholders contemplating exchanges into one or more of the series of the Company should consult their tax advisers, since the tax consequences of investing in each series may vary. An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.


To Request an Exchange


Call or write to your investment professional, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-366-7426, or mail your written exchange instructions to Morgan Keegan at 50 North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424, or mail your written exchange instructions to your local Trust Administrator or to Regions Morgan Keegan Trust, 1901 Sixth Avenue North, Fourth Floor, Birmingham, Alabama 35203.


Policies for Exchanging Shares


Timing of Requests. Telephone exchange instructions must be received by your investment professional before the close of the NYSE (normally 4:00 p.m. Eastern time, 3:00 p.m. Central time) for all funds' shares to be exchanged at that day's closing share price. Orders for exchanges received after the close of the NYSE will be executed the following day, at that day's closing share price.


Circumstances that require written requests and signature guarantees. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.


Frequent Exchanges. The fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to a fund and other shareholders. If this occurs, the fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other funds. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 30 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

Account Policies
--------------------------------------------------------------------------------


Business Hours


You can purchase, redeem or exchange shares of the funds any day the NYSE is open (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 5:30 p.m. Eastern time on these days. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed.


Calculating Share Price


Shares of the funds are sold at their NAV plus any applicable front-end sales charge and redeemed at NAV less any applicable CDSC on days on which the NYSE is open for trading. Each fund calculates its NAV as of the close of regular trading (approximately 4:00 p.m. Eastern time, or any earlier NYSE closing time that day) on each day the NYSE is open for trading. The NYSE is not open for trading on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the funds determine it is in the shareholders' interest to do so. Your order will be priced at the next calculated NAV plus any applicable front-end sales charge after your order is received in proper form (as described in this Prospectus). The NAV for each class of a fund's shares is computed by subtracting the liabilities from the total assets attributable to each class of shares and dividing the result by the number of shares outstanding.


Valuation of Portfolio Investments


Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Investments in open-end registered investment companies are valued at the NAV as reported by those investment companies.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee using procedures established by and under the supervision of the Company's Board. There can be no assurance that a fund could purchase or sell a portfolio security at the price used to calculate a fund's NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the funds. A fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The "fair value" of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.


The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Telephone Requests

When you open an account with Morgan Keegan, you automatically receive telephone privileges, allowing you to place orders for your account by telephone. Your financial adviser can also use these privileges to request exchanges and redemptions of fund shares in your account. Morgan Keegan may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

Unauthorized telephone requests are rare; however, as long as Morgan Keegan and your investment professional takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests.

Transfer Agent


Morgan Keegan, located at Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103, is the funds' transfer agent and receives a fee for those services.


Confirmations and Account Statements

Morgan Keegan. Morgan Keegan customers will receive confirmation of purchases, redemptions, and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends, and capital gain distributions paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Morgan Keegan and report any errors or unauthorized trading to Morgan Keegan's Customer Service Department within the time limits specified in the client agreement on the New Account Form.


Regions  Morgan Keegan Trust.  Regions  Morgan Keegan Trust  customers also will receive confirmation of purchases, redemptions and exchanges except for systematic program transactions. You will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gain distributions paid. You have the duty to examine all statements, confirmations and other reports or notices upon receipt from Regions Morgan
Keegan Trust and report any errors or unauthorized trading by calling 877-757-7424.


Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment amount due to exchanges and redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum. If you do not take action within 30 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

Reinstating Recently Sold Shares


For 120 days after you sell Class A Shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the same or another series of the Company at the then current NAV, without payment of a sales charge. It is your responsibility to inform Morgan Keegan that your purchase is a reinstatement qualifying for this treatment.


Share Certificates

The funds do not issue share certificates.

Distribution of Fund Shares
--------------------------------------------------------------------------------


Morgan Keegan serves as the distributor of the funds' shares. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation (NYSE: RF), is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). Morgan Keegan provides personalized investment services to its clients through more than 400 offices in 19 states.


Morgan Keegan may offer certain items of nominal value from time to time to any shareholder or investor in connection with the sale of fund shares. Morgan Keegan may select brokers, dealers and administrators (including depository or other institutions such as commercial banks and savings associations) to provide distribution and/or administrative services for which they will receive fees from the distributor based upon shares owned by their clients or customers. These services include general marketing services such as distributing prospectuses and other information, providing account assistance, and communicating or facilitating purchases and redemptions of the funds' shares.

Rule 12b-1 Plan


Each fund has adopted a plan under Rule 12b-1 that allows it to pay Morgan Keegan distribution fees for the sale and distribution of the Class A Shares and Class C Shares and for shareholder servicing of those classes. Morgan Keegan bears costs including, but not limited to printing and distributing prospectuses to investors, preparing and distributing sales literature and compensation of its employees involved in the sales of shares. Because Rule 12b-1 fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



                                                                         12b-1                         12b-1 Shareholder
                                                                   Distribution Fees                      Service Fees
                                                           --------------------------------    -------------------------------------
                                                              Class A          Class C            Class A            Class C
                                                               Shares          Shares             Shares              Shares
  RMK Select Short Term Bond Fund                                -              0.20%              0.25%              0.25%
  ----------------------------------------------------------------------------------------------------------------------------------
  RMK Select Intermediate Bond Fund                              -              0.35%              0.25%              0.25%
  ----------------------------------------------------------------------------------------------------------------------------------
  RMK Select High Income Fund                                    -              0.50%              0.25%              0.25%
  ----------------------------------------------------------------------------------------------------------------------------------

Management of the Funds
--------------------------------------------------------------------------------

The Board of Directors governs the Company and oversees the Adviser as investment adviser to the funds.

Funds' Investment Adviser


Hyperion Brookfield Asset Management, Inc. serves as the investment adviser to the funds. Pursuant to the funds' advisory agreement, the Adviser is responsible for the investment management of the funds, including making investment decisions and placing orders to buy, sell or hold particular securities. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $95 billion of assets under management. The Adviser also serves as investment adviser to RMK Advantage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMA; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMH; RMK Multi-Sector High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RHY, RMK Strategic Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RSF, The Hyperion Brookfield Total Return Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol HTR and The Hyperion Brookfield Strategic Mortgage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol HSM. As of June 30, 2008, the Adviser and its affiliates had approximately $22 billion in assets under management. The Adviser's principal offices are located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

From May 1, 2008 until July 28, 2008, the funds compensated their previous investment adviser at an annual investment advisory fee equal to a percentage of each fund's average daily net assets as follows:

                                                          Annualized Fee
                                                 (as a percentage of net assets)
Short Term Bond Fund                                         [0.35%]
Intermediate Bond Fund                                       [0.40%]
High Income Fund                                             [0.75%]
--------------------------------------------------------------------------------


The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each fund's average daily net assets as follows:

                                                          Annualized Fee
                                                 (as a percentage of net assets)
Short Term Bond Fund                                          0.35%
Intermediate Bond Fund                                        0.40%
High Income Fund                                              0.75%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement with the Adviser will be available in the funds' semi-annual report for the period ending October 31, 2008.


Portfolio Managers

The Adviser has two portfolio managers committed to the day-to-day management of the funds. The following table identifies each fund's portfolio manager(s):


                                        Portfolio Manager(s)
Short Term Bond Fund                    Dana Erikson and Anthony Breaks
--------------------------------------------------------------------------------
Intermediate Bond Fund                  Dana Erikson and Anthony Breaks
--------------------------------------------------------------------------------
High Income Fund                        Dana Erikson and Anthony Breaks
--------------------------------------------------------------------------------

Dana Erikson, CFA - Mr. Erikson is the lead portfolio manager for the funds and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Adviser in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA - Mr. Breaks serves as co-portfolio manager for the funds. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Adviser in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (CDO), and development of insurance related investment products. Prior to joining Brookfield, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch, where he worked in trading and structuring capacities in CDOs, adjustable-rate mortgages and medium-term notes.

Messrs.  Erikson and Breaks have equal discretion with respect to the management
of  the  funds  and  share  equally  in  the  day-to-day   portfolio  management
responsibilities.


The funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of securities in the funds.

Legal Proceedings


In late 2007 and early 2008, multiple lawsuits were filed in the United States District Court for the Western District of Tennessee relating to several fixed income funds currently or formerly managed by Morgan Asset, including the funds. The complaints were filed as putative class actions on behalf of investors who purchased, held, or redeemed fund shares during specified periods. The complaints allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity, and risk in fund registration statements and other documents. The complaints name various entities and individuals as defendants including, among others, the funds' former investment adviser, Morgan Asset, Morgan Keegan, certain former directors and officers of the funds and the funds' portfolio managers. The funds are named as defendants in some but not all of the complaints. The complaints seek unspecified damages, including rescissory damages and plaintiffs' reasonable costs and attorneys' fees. As of the date of this prospectus, no class has been certified and each of the proceedings is at a preliminary stage. Thus, an estimate of the effect, if any, of these lawsuits on the funds cannot be made at this time.

Other Information
--------------------------------------------------------------------------------

Please note that the funds maintain additional policies and reserve certain rights, including:


     o Fund shares may not be held in, or transferred to, an account with any firm other than Morgan Keegan, Regions Morgan Keegan Trust or an Authorized Dealer.

     o The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

     o At any time, the funds may change or discontinue its sales charge waivers and any of their order acceptance practices, and may suspend the sale of shares or refuse a purchase order. Additionally, in accordance with applicable law, the funds may suspend the right of redemption.

     o    To  permit  investors  to  obtain  the  current  price,   dealers  are
          responsible for transmitting all orders to Morgan Keegan promptly.

     o Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.


Privacy Policy Notice

The funds, their distributor (Morgan Keegan) and their agents (referred to as the "funds," "we" or "us") recognize that consumers (referred to as "you" or "your") expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the funds' policy that governs the handling of your information, how the funds gather information, how that information is used and how it is kept secure.


Information the Funds Collect


The funds collect nonpublic personal information about you from the following sources:


     o We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the funds' website (www.hyperionbrookfield.com) or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.
     o We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.
     o We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.


Information Sharing Policy


The funds may share the nonpublic personal information about you, as described above, with financial or nonfinancial companies or other entities, including companies that may be affiliated with the funds and other non-affiliated third parties, for the following purposes:


     o We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

     o We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

     o We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the funds' products or services, or with providers of marketing, legal, accounting or other professional services. The funds will not, however, disclose a consumer's account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the funds' use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers' privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the funds and the third party service providers.

The funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the funds' commitment to protecting your personal information and respecting your privacy.

Employee Access to Information

All of the funds' employees must adhere to the funds' policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee's or agent's need to know the information in order to service a customer's account or comply with legal requirements.

Visiting the Funds' Website


     o Where registration to a website or re-entering personal information on a website is required, "cookies" are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you do not have to resubmit personal information. Cookies provide faster access into the website.

     o We may also collect non-personally identifiable Internet Protocol ("IP") addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.


E-Mail

If you have opted to receive marketing information from the funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the funds, we may, at your employer's request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 800-366-7426.

Surveys/Aggregate Data

Periodically, the funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the funds' planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to the Funds' Privacy Policy

The funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.


Proxy Voting Policies and Procedures


The funds vote proxies related to their portfolios' securities according to a set of policies and procedures approved by the funds' Board of Directors, which permit the funds to delegate responsibility for voting the funds' proxies to Hyperion Brookfield, subject to the Board of Directors' and the funds' Chief Compliance Officer's oversight. You may view the proxy voting activity for each fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-HYPERION, by visiting the funds' website at www.hyperionbrookfield.com or by visiting the SEC's website at www.sec.gov.


Portfolio Holdings Information


The funds file their complete schedules of portfolio holdings on Form N-Q with the SEC no more than sixty days after the close of the funds' first and third quarters of their fiscal year. You may view the funds' Form N-Q filings, without charge, by calling 800-HYPERION or by visiting the SEC's website at www.sec.gov. The funds' Form N-Q filings also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the funds' Statement of Additional Information.

Dividends, Capital Gain Distributions and Tax Considerations
--------------------------------------------------------------------------------

Dividends and Capital Gain Distributions

Dividends are declared by a fund daily and paid monthly to the persons who are shareholders of the fund on the applicable record date. In addition, each fund pays any capital gain distributions at least annually. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares, unless you elect cash payments.

If you purchase shares just before a fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in additional shares. Therefore, you should consider the tax implications of purchasing shares shortly before a fund declares a dividend or capital gain distribution. Contact your investment professional or the funds for information concerning when dividends and capital gain distributions will be paid.

Tax Effects of Distributions and Transactions

In general, any dividends and distributions of the excess of net short-term capital gain over net long-term capital loss you receive from a fund are taxable as ordinary income. Although a fund's dividends attributable to "qualified dividend income" (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain restrictions) generally would be subject to a 15% maximum federal income tax rate for its individual shareholders who satisfy those restrictions with respect to their fund shares, the amount of that income is not expected to be substantial for any fund. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gains, which also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amounts of dividends and capital gain distributions distributed to you for the previous year.

The sale (redemption) of fund shares is a taxable event and may produce a gain or loss. For tax purposes, an exchange is treated the same as a sale. Any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2010, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. Net short-term capital gains continue to be taxed at the ordinary income rate.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund shortly before a capital gain distribution or dividend payment date, because when the fund makes the distribution or payment, you would receive some of your investment back as a taxable distribution, or
o Selling shares of a fund at a loss for tax purposes and reinvesting in shares of that fund within 30 days before or after that sale, because such a transaction is considered a "wash sale," and you would not be allowed to deduct all or part of the tax loss.

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding. By law, each fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized)
otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you have not provided complete, correct taxpayer identification information to the fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand the financial performance of each fund's Class A Shares, Class C Shares and Class I Shares described in this Prospectus for the past five years or since inception, if the life of the fund or share class is shorter.

The financial highlights reflect certain financial results for a single fund share outstanding throughout the periods indicated. The total returns in the tables represent the rates that a shareholder would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and other distributions).


The financial information for Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund for the last fiscal period ended April 30, 2008 and the previous five fiscal years ended June 30,
2007 was audited [                                    ],  independent registered
public accountants, whose report, along with the funds' financial statements, is included in the funds' Annual Report. Regions Morgan Keegan Select Short Term Bond Fund commenced investment operations on February 18, 2005. On that date, the fund merged with LEADER Short Term Bond Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. In connection with this merger, the fund succeeded to the financial history of its predecessor fund. The financial information in the tables below prior to February 18, 2005 has been derived from the predecessor fund's financial statements. The financial statements for the fiscal period ended April 30, 2008, the fiscal years ended June 30, 2007 and June 30, 2006, the fiscal period ended June 30, 2005 and the fiscal year ended August 31, 2004 were audited by [ ], whose report, along with the fund's financial statements, is included in the funds' Annual Report. For the predecessor fund, another independent registered public accounting firm audited the financial statements for the fiscal years ended August 31, 2003 and 2002.


This information should be read in conjunction with the financial statements contained in the funds' Annual Report that are incorporated by reference into the Statement of Additional Information relating to the funds and is available upon request.


Annual Reports may be obtained without charge by calling 800-HYPERION.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:






                                                                Net Realized
                                     Net Asset                 and Unrealized     Total       Dividends
                                       Value,        Net           Gains/          From       From Net    Distributions     Total
                                     Beginning    Investment     (Losses) on    Investment   Investment    From Capital    Distri-
                                     of Period      Income       Investments    Operations     Income         Gains        butions
------------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund
Class A Shares
Period Ended April 30, 2008........$    9.99         0.48         (3.40)         (2.92)         (0.48)         --            (0.48)
Year Ended June 30, 2007...........$    9.98         0.51          0.02           0.53          (0.52)         --            (0.52)
Year Ended June 30, 2006  .........$   10.04         0.42         (0.04)          0.38          (0.44)         --            (0.44)
Period Ended June 30, 2005*........$   10.24         0.31         (0.19)          0.12          (0.32)         --            (0.32)
Year Ended August 31, 2004.........$   10.22         0.29          0.02           0.31          (0.29)         --            (0.29)
Year Ended August 31, 2003.........$    9.94         0.36          0.28           0.64          (0.36)         --            (0.36)
Year Ended August 31, 2002.........$   10.11         0.39         (0.17)          0.22          (0.39)         --(6)         (0.39)

Short Term Bond Fund
Class C Shares
Period Ended April 30, 2008... ....$    9.96         0.47         (3.39)         (2.92)         (0.47)         --            (0.47)
Period Ended June 30, 2007 ... ....$    9.96         0.49          0.01           0.50          (0.50)         --            (0.50)
Period Ended June 30, 2006 (7) ....$   10.00         0.27         (0.02)          0.25          (0.29)         --            (0.29)

 Short Term Bond Fund
Class I Shares
Period Ended April 30, 2008... ....$    9.99         0.50         (3.39)         (2.89)         (0.50)         --            (0.50)
Year Ended June 30, 2007 ..........$    9.98         0.53          0.02           0.55          (0.54)         --            (0.54)
Year Ended June 30, 2006 ..........$   10.04         0.44         (0.04)          0.40          0.46)          --            (0.46)
Period Ended June 30, 2005*........$   10.25         0.34         (0.20)          0.14          (0.35)         --            (0.35)
Year Ended August 31, 2004.........$   10.22         0.32          0.03           0.35          (0.32)         --            (0.32)
Year Ended August 31, 2003.........$    9.94         0.39          0.28           0.67          (0.39)         --            (0.39)
Year Ended August 31, 2002.........$   10.12         0.41         (0.18)          0.23          (0.41)         --(6)         (0.41)
------------------------------------------------------------------------------------------------------------------------------------


                                                                     Ratios to Average Net Assets             Supplemental Data
                                                                 --------------------------------------- ---------------------------

                                       Net                                                                      Net
                                      Asset                                                   Expense         Assets,
                                      Value,           Total           Net                    Waiver/          End of      Portfolio
                                      End of         Return (1)    Investment     Net        Reimburse-        Period      Turnover
                                      Period            (2)        Income (3)   Expenses     ment(3)(5)        (000's)      Rate (4)
------------------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund
Class A Shares
Period Ended April 30, 2008........ $      6..59        (30.03)%     6.07%         0.89%         0.41%        $    6,782         25%
Year Ended June 30, 2007........... $      9.99          5.36%       4.99%         0.74%         0.10%        $   32,850         64%
Year Ended June 30, 2006  ......... $      9.98          3.85%       4.18%         0.89%         0.03%        $    4,986         47%
Period Ended June 30, 2005*........ $     10.04          1.21%       3.65%         1.08%         0.23%        $    5,097         26%
Year Ended August 31, 2004......... $     10.24          3.02%       2.76%         1.14%         0.23%        $    7,396         92%
Year Ended August 31, 2003......... $     10.22          6.57%       3.48%         1.19%         0.28%        $    4,136         37%
Year Ended August 31, 2002......... $      9.94          2.22%       3.77%         1.27%         0.40%        $      969         20%

Short Term Bond Fund
Class C Shares
Period Ended April 30, 2008... .... $      6.57        (30.15)%      5.85%         1.11%         0.39%        $      156         25%
Period Ended June 30, 2007 ... .... $      9.96          5.06%       4.79%         0.94%         0.10%        $      765         64%
Period Ended June 30, 2006 (7) .... $      9.96          2.50%       3.98%         1.09%         0.03%        $       81         47%

 Short Term Bond Fund
Class I Shares
Period Ended April 30, 2008... .... $      6.60        (29.79)%      6.31%         0.65%         0.40%        $    5,200         25%
Year Ended June 30, 2007 .......... $      9.99          5.62%       5.24%         0.49%         0.10%        $   55,923         64%
Year Ended June 30, 2006 .......... $      9.98          4.12%       4.43%         0.64%         0.03%        $   61,186         47%
Period Ended June 30, 2005*........ $     10.04          1.35%       3.97%         0.81%         0.39%        $   66,896         26%
Year Ended August 31, 2004......... $     10.25          3.44%       3.07%         0.84%         0.54%        $   62,281         92%
Year Ended August 31, 2003......... $     10.22          6.86%       3.84%         0.90%         0.60%        $   40,957         37%
Year Ended August 31, 2002......... $      9.94          2.30%       4.05%         0.98%         0.69%        $   28,151         20%
------------------------------------------------------------------------------------------------------------------------------------



     * The Fund changed its fiscal year from August 31 to June 30.

     (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

     (2)  Not annualized for periods less than one year.

     (3)  Ratio annualized for periods less than one year.

     (4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (5)  This  voluntary   expense  decrease  is  reflected  in  both  the  net
          investment income and net expenses ratios.

     (6)  Amount less than $.005.

     (7)  From the commencement of investment operations on November 4, 2005.

     (#) See Note 9--Security Valuations and Subsequent Events in the Annual Report.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:







                                                                Net Realized
                                     Net Asset                 and Unrealized     Total       Dividends
                                       Value,        Net           Gains/          From       From Net    Distributions     Total
                                     Beginning    Investment     (Losses) on    Investment   Investment    From Capital    Distri-
                                     of Period      Income       Investments    Operations     Income         Gains        butions
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund

Class A Shares

Period  Ended April 30, 2008.......$   9.46         0.66           (7.64)        (6.98)           (0.57)         --        (0.57)

Year Ended June 30, 2007...........$   9.83         0.66           (0.37)         0.29            (0.66)         --        (0.66)

Year Ended June 30, 2006...........$   9.93         0.66           (0.10)         0.56            (0.66)         --        (0.66)

Year Ended June 30, 2005...........$  10.03         0.70           (0.11)         0.59            (0.69)         --        (0.69)

Year Ended June 30, 2004...........$  10.39         0.74           (0.28)         0.46            (0.80)         (0.02)    (0.82)

Year Ended June 30, 2003...........$  10.17         0.76            0.21          0.97            (0.75)         --        (0.75)


Intermediate Bond Fund

Class C Shares

Period  Ended April 30, 2008.......$   9.45         0.64           (7.63)        (6.99)           (0.55)         --        (0.55)

Year Ended June 30, 2007...........$   9.83         0.62           (0.38)         0.24            (0.62)         --        (0.62)

Year Ended June 30, 2006...........$   9.92         0.62           (0.09)         0.53            (0.62)         --        (0.62)

Year Ended June 30, 2005...........$  10.03         0.67           (0.12)         0.55            (0.66)         --        (0.66)

Year Ended June 30, 2004...........$  10.38         0.71           (0.27)         0.44            (0.77)         (0.02)    (0.79)

Year Ended June 30, 2003...........$  10.17         0.73            0.20          0.93            (0.72)         --        (0.72)




                                                                     Ratios to Average Net Assets             Supplemental Data
                                                                 --------------------------------------- ---------------------------

                                       Net                                                                      Net
                                      Asset                                                   Expense         Assets,
                                      Value,           Total           Net                    Waiver/          End of      Portfolio
                                      End of         Return (1)    Investment     Net        Reimburse-        Period      Turnover
                                      Period            (3)        Income (4)   Expenses(4)   ment(4)(5)        (000's)     Rate (2)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
Class A Shares

Period  Ended April 30, 2008....... $  1.91           (76.98)%        11.11%       0.88%       0.24%         $     12,561      5%

Year Ended June 30, 2007........... $  9.46             2.88%          6.69%       0.76%        --           $    358,282      61%

Year Ended June 30, 2006........... $  9.83             5.77%          6.61%       0.78%        --           $    232,900      71%

Year Ended June 30, 2005........... $  9.93             6.05%          6.84%       0.78%        --           $    191,439      49%

Year Ended June 30, 2004........... $ 10.03             4.68%          7.30%       0.81%        --           $     98,194      47%

Year Ended June 30, 2003........... $ 10.39             9.99%          7.38%       0.85%        --           $     82,786      38%


Intermediate Bond Fund
Class C Shares
Period  Ended April 30, 2008....... $  1..91           (77.03)%        10.77%      1.23%       0.24%         $     14,557      5%

Year Ended June 30, 2007........... $  9.45          2.42%              6.34%      1.11%        --           $    348,522      61%

Year Ended June 30, 2006........... $  9.83          5.51%              6.26%      1.13%        --           $    227,244      71%

Year Ended June 30, 2005........... $  9.92          5.58%              6.49%      1.13%        --           $    174,382      49%

Year Ended June 30, 2004........... $ 10.03          4.42%              6.95%      1.16%        --           $    107,801      47%

Year Ended June 30, 2003........... $ 10.38          9.40%              7.03%      1.20%        --           $     84,554      38%





                                                                Net Realized
                                     Net Asset                 and Unrealized     Total       Dividends
                                       Value,        Net           Gains/          From       From Net    Distributions     Total
                                     Beginning    Investment     (Losses) on    Investment   Investment    From Capital    Distri-
                                     of Period      Income       Investments    Operations     Income         Gains        butions
------------------------------------------------------------------------------------------------------------------------------------

Intermediate Bond Fund

Class I Shares
Period  Ended April 30, 2008.......$   9.46         0.67           (7.64)        (6.97)           (0.58)         --        (0.58)

Year Ended June 30, 2007...........$   9.84         0.68           (0.38)         0.30            (0.68)         --        (0.68)

Year Ended June 30, 2006...........$   9.93         0.68           (0.09)         0.59            (0.68)         --        (0.68)

Year Ended June 30, 2005...........$  10.04         0.73           (0.12)         0.61            (0.72)         --        (0.72)

Year Ended June 30, 2004...........$  10.39         0.77           (0.27)         0.50            (0.83)        (0.02)     (0.85)

Year Ended June 30, 2003...........$  10.17         0.79            0.21          1.00            (0.78)         --        (0.78)




                                                                     Ratios to Average Net Assets             Supplemental Data
                                                                 --------------------------------------- ---------------------------

                                       Net                                                                      Net
                                      Asset                                                   Expense         Assets,
                                      Value,           Total           Net                    Waiver/          End of      Portfolio
                                      End of         Return (1)    Investment     Net        Reimburse-        Period      Turnover
                                      Period            (3)        Income (4)   Expenses(4)   ment(4)(5)        (000's)     Rate (2)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund

Class I Shares
Period  Ended April 30, 2008....... $  1.91           (76.91)%         11.40%      0.60%        0.28%         $     28,04     5 5%

Year Ended June 30, 2007........... $  9.46            3.03%            6.94%      0.51%          --          $    306,61     6 61%

Year Ended June 30, 2006........... $  9.84            6.14%            6.86%      0.53%          --          $    206,87     4 71%

Year Ended June 30, 2005........... $  9.93            6.21%            7.09%      0.53%          --          $    118,18     0 49%

Year Ended June 30, 2004........... $ 10.04            5.04%            7.55%      0.56%          --          $     44,48     9 47%

Year Ended June 30, 2003........... $ 10.39           10.15%            7.63%      0.60%          --          $     33,34     8 38%
------------------------------------------------------------------------------------------------------------------------------------

     (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

     (2) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (3)  Not annualized for periods less than one year.

     (4)  Ratio annualized for periods less than one year.

     (5)  This  voluntary   expense  decrease  is  reflected  in  both  the  net
          investment income and net expenses ratios.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:






                                                               Net
                                                            Realized
                                                               and
                                                           Unrealized
                              Net Asset                      Gains/           Total       Dividends
                                Value,        Net           (Losses)          From        From Net     Distributions
                              Beginning    Investment          on          Investment    Investment     From Capital       Total
                              of Period      Income        Investments     Operations      Income          Gains       Distributions
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund

Class A Shares

Year Ended April  30, 2008..$      9.21         0.73            (6.99 )        (6.26)     (0.76)             -             (0.76)

Year Ended June 30, 2007....$     10.19         1.03            (0.80 )          0.23     (1.14)            (0.07)         (1.21)

Year Ended June 30, 2006....$     10.42         1.11            (0.11 )          1.00     (1.11)            (0.12)         (1.23)

Year Ended June 30, 2005....$     10.53         1.27            (0.03 )          1.24     (1.21)            (0.14)         (1.35)

Year Ended June 30, 2004....$     10.55         1.09             0.30            1.39     (1.11)            (0.30)         (1.41)

Year Ended June 30, 2003....$     10.47         1.21             0.04            1.25     (1.14)            (0.03)         (1.17)


High Income Fund

Class C Shares

Year Ended April  30, 2008..$      9.21         0.71            (6.98 )        (6.27)     (0.74)             -             (0.74)

Year Ended June 30, 2007....$     10.19         0.98            (0.80 )          0.18     (1.09)            (0.07)         (1.16)

Year Ended June 30, 2006....$     10.42         1.06            (0.11 )          0.95     (1.06)            (0.12)         (1.18)

Year Ended June 30, 2005....$     10.54         1.22            (0.04 )          1.18     (1.16)            (0.14)         (1.30)

Year Ended June 30, 2004....$     10.55         1.04             0.31            1.35     (1.06)            (0.30)         (1.36)

Year Ended June 30, 2003....$     10.47         1.16             0.04            1.20     (1.09)            (0.03)         (1.12)


                                                                   Ratios to Average                      Supplemental Data
                                                                       Net Assets
                                                               ---------------------------         ---------------------------------

                                 Net
                                Asset                                                     Expense        Net Assets,
                                Value,                               Net                  Waiver/          End of      Portfolio
                                End of          Total             Investment      Net     Reimburse-       Period       Turnover
                                Period        Return (1)            Income      Expenses  ment(4)(5)       (000's)       Rate (2)
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund

Class A Shares

Year Ended April  30, 2008..$       2.19       (71.35)%             15.47%         1.19%  0.30%         $     22,951      23%

Year Ended June 30, 2007....$       9.21         1.97%              10.46%         1.10%                $    460,039      90%

Year Ended June 30, 2006....$      10.19        10.13%              10.83%         1.09%                $    527,093     106%

Year Ended June 30, 2005....$      10.42        12.32%              12.15%         1.10%                $    504,372      86%

Year Ended June 30, 2004....$      10.53        14.05%              10.23%         1.11%                $    391,100      79%

Year Ended June 30, 2003....$      10.55        12.72%              10.99%         1.13%                $    298,816      67%


High Income Fund

Class C Shares

Year Ended April  30, 2008..$       2.20       (71.34)%             14.98%         1.67%  0.31%          $     19,664      23%

Year Ended June 30, 2007....$       9.21         1.46%               9.96%         1.60%                --$    268,429      90%

Year Ended June 30, 2006....$      10.19         9.58%              10.33%         1.59%                --$    294,721     106%

Year Ended June 30, 2005....$      10.42        11.65%              11.65%         1.60%                --$    276,194      86%

Year Ended June 30, 2004....$      10.54        13.59%               9.73%         1.61%                --$    219,313      79%

Year Ended June 30, 2003....$      10.55        12.16%              10.48%         1.64%                --$    173,290      67%
------------------------------------------------------------------------------------------------------------------------------------




                                                               Net
                                                            Realized
                                                               and
                                                           Unrealized
                              Net Asset                      Gains/           Total       Dividends
                                Value,        Net           (Losses)          From        From Net     Distributions
                              Beginning    Investment          on          Investment    Investment     From Capital       Total
                              of Period      Income        Investments     Operations      Income          Gains       Distributions
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund

Class I Shares

Year Ended April  30, 2008..$      9.21         0.74            (6.98 )        (6.24)     (0.77)             -             (0.77)

Year Ended June 30, 2007....$     10.19         1.06            (0.80 )          0.26     (1.17)            (0.07)         (1.24)

Year Ended June 30, 2006....$     10.42         1.14            (0.11 )          1.03     (1.14)            (0.12)         (1.26)

Year Ended June 30, 2005....$     10.54         1.30            (0.04 )          1.26     (1.24)            (0.14)         (1.38)

Year Ended June 30, 2004....$     10.55         1.11             0.31            1.42     (1.13)            (0.30)         (1.43)

Year Ended June 30, 2003....$     10.47         1.24             0.04            1.28     (1.17)            (0.03)         (1.20)


                                                                   Ratios to Average                      Supplemental Data
                                                                       Net Assets
                                                               ---------------------------         ---------------------------------

                                 Net
                                Asset                                                     Expense        Net Assets,
                                Value,                               Net                  Waiver/          End of      Portfolio
                                End of          Total             Investment     Net     Reimburse-       Period       Turnover
                                Period        Return (1)(3)         Income(4) Expenses(4)  ment(4)(5)       (000's)       Rate (2)
------------------------------------------------------------------------------------------------------------------------------------
High Income Fund

Class I Shares

Year Ended April  30, 2008..$       2.20       (71.14)%             15.76%         0.89%  0.34%     $     45,805           23%

Year Ended June 30, 2007....$       9.21         2.22%              10.71%         0.85%            $    328,468           90%

Year Ended June 30, 2006....$      10.19        10.40%              11.08%         0.84%           --$    379,909          106%

Year Ended June 30, 2005....$      10.42        12.48%              12.40%         0.85%           --$    333,164           86%

Year Ended June 30, 2004....$      10.54        14.44%              10.48%         0.86%           --$    209,361           79%

Year Ended June 30, 2003....$      10.55        13.00%              11.24%         0.88%           --$    110,695           67%

     (1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

     (2) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

     (3)  Not annualized for periods less than one year.

     (4)  Ratio annualized for periods less than one year.

     (5)  This  voluntary   expense  decrease  is  reflected  in  both  the  net
          investment income and net expenses ratios.

[Border Graphic -
[Regions Morgan Keegan Select Funds]

For Additional Information


A Statement of Additional Information ("SAI"), dated October 27, 2008, containing further information about the funds has been filed with the SEC and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.


Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during its last fiscal year.

Free copies of the annual and semi-annual reports and SAI may be obtained:


     o    By visiting the funds' website at www.hyperionbrookfield.com;


     o From your Morgan Keegan Financial Adviser or by calling Morgan Keegan at 800-366-7426;

     o From your Regions Morgan Keegan Trust Administrator or by calling Regions Morgan Keegan Trust at 877-757-7424;


     o    By writing to the Adviser at the address noted below; or

     o    By accessing the Edgar database on the SEC's website at www.sec.gov.

Reports and other information about the funds are available on the EDGAR database on the SEC's website at www.sec.gov. Information about the funds (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Call 202-942-8090 for information on the Public Reference Room's operations and copying fees.

Requests for other information about the funds can be made by contacting the Adviser at the address or telephone number listed below:

                   Hyperion Brookfield Asset Management, Inc.
                          Three World Financial Center
                          200 Vesey Street, 10th Floor
                             New York, NY 10281-1010
                                  800-HYPERION
                           www.hyperionbrookfield.com







                    [LOGO Regions Morgan Keegan Select Funds]

                   Investment Company Act File No. 811-09079.

                         MORGAN KEEGAN SELECT FUND, INC.

                Class A Shares, Class C Shares and Class I Shares

                Regions Morgan Keegan Select Short Term Bond Fund
               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund






                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                                October 27, 2008

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Morgan Keegan Select Fund, Inc. (the "Company"), dated October 27, 2008, which has been filed with the Securities and Exchange Commission ("SEC"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. The Company's financial statements, the notes thereto and the report of its independent registered public accounting firm are incorporated by reference into this SAI from the Company's Annual Report to shareholders. Copies of the Prospectus and Annual Report are available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Company's distributor, by writing to the below address, by calling toll-free 1-800-366-7426 or by visiting the Company's website at www.hyperionbrookfield.com.







                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                              50 North Front Street
                            Memphis, Tennessee 38103
                                 1-800-366-7426

TABLE OF CONTENTS

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GENERAL INFORMATION...........................................................1
INVESTMENT LIMITATIONS  AND POLICIES..........................................2
   Investment Limitations of Short Term Bond Fund.............................2
   Investment Limitations of Intermediate Bond Fund and High Income Fund......3
INVESTMENT INSTRUMENTS AND STRATEGIES.........................................6
ADDITIONAL TAX INFORMATION...................................................38
   General...................................................................38
   Dividends and Other Distributions.........................................39
   Redemptions...............................................................40
   Income from Foreign Securities (High Income Fund).........................40
   Hedging Strategies........................................................41
   Original Issue Discount Securities........................................42
VALUATION OF SHARES..........................................................44
   Calculating Share Price...................................................44
   Valuation of Portfolio Investments........................................44
ADDITIONAL PURCHASE INFORMATION..............................................46
   Class A Shares............................................................46
   Letter of Intent..........................................................46
   Sales Charge Waivers......................................................46
   Class C Shares............................................................47
   Class I Shares............................................................47
ADDITIONAL INFORMATION ON REDEMPTIONS........................................48
TAX-DEFERRED RETIREMENT ACCOUNTS AND PLANS...................................49
   Individual Retirement Accounts - IRAs.....................................49
   Self-Employed Individual Retirement Plans - Keogh Plans...................49
   Simplified Employee Pension Plans - SEPPS, and    Savings
   Incentive Match Plans for Employees - SIMPLES.............................50
DIRECTORS AND OFFICERS.......................................................51
   Interested Directors......................................................51
   Independent Directors.....................................................51
   Officers..................................................................53
   Committees of the Board...................................................54
   Compensation of Independent Directors.....................................55
   Director Ownership of Equity Securities.....................................
PRINCIPAL SHAREHOLDERS.......................................................57
INVESTMENT ADVISER...........................................................58
PORTFOLIO MANAGERS...........................................................62
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................66
   Code of Ethics Restrictions on Personal Trading...........................67
   Portfolio Turnover........................................................67
DISTRIBUTOR..................................................................69
PROXY VOTING POLICIES AND PROCEDURES.........................................72
PORTFOLIO HOLDINGS INFORMATION...............................................72


                                       ii
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   Non-Public Portfolio Holdings.............................................77
DESCRIPTION OF THE FUNDS' SHARES.............................................74
ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
   DISBURSING AGENT AND PORTFOLIO ACCOUNTING SERVICE AGENT...................75
LEGAL COUNSEL................................................................77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................78
MEASURE OF FUND PERFORMANCE..................................................79
   Total Return..............................................................79
PERFORMANCE COMPARISONS......................................................80
ECONOMIC AND MARKET INFORMATION..............................................81
APPENDIX....................................................................A-1

GENERAL INFORMATION

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         The Company is an open-end investment management company organized as a
Maryland corporation on October 27, 1998. The Company consists of three separate diversified series (each a "fund," and together, the "funds"): Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"), Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund ("High Income Fund"). Effective July 29, 2008, Hyperion Brookfield Asset Management, Inc. (the "Adviser"), a wholly owned subsidiary of Brookfield Asset Management Inc. ("Brookfield") and a registered investment adviser, became investment adviser to the Company. Prior to July 29, 2008, Morgan Asset Management, Inc. ("Morgan Asset"), an indirect, wholly owned subsidiary of Regions Financial Corporation ("Regions") and a registered investment adviser, was investment adviser to the Company. Prior to February 18, 2005, Short Term Bond Fund was a series of LEADER Mutual Funds and was named LEADER Short Term Bond Fund. Each fund has its own investment objective and policies, as described in the Prospectus. Each fund issues three classes of shares: Class A Shares, Class C Shares and Class I Shares. This SAI relates to shares of all classes of the funds (individually and collectively referred to as "shares," as the context requires).

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INVESTMENT LIMITATIONS  AND POLICIES

--------------------------------------------------------------------------------

         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality or rating standards, such standards or percentage limitation will be determined at the time of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in ratings, values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

         Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" of the fund; a majority of the outstanding voting securities of a fund is defined under the Investment Company Act of 1940, as amended ("1940 Act"), as the lesser of (i) 67% or more of the fund's shares present at a meeting if more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Short Term Bond Fund

         The following are Short Term Bond Fund's fundamental investment limitations set forth in their entirety. The fund may not:

         (1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

         (3) Make loans. (For purposes of this investment restriction, the following will not be considered the making of a loan: (a) entering into repurchase agreements, (b) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or a type commonly purchased by financial institutions, and (c) lending portfolio securities.)

         (4) Purchase any security (other than U.S. Government Securities) if, as a result, 25% or more of the fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

         (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

         (6) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

         (7) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any borrowing permitted by fundamental restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

The following investment limitations are not fundamental and may be changed by the Company's Board of Directors ("Board") without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Short Term Bond Fund:

         (1) Will be a "diversified" fund as such term is defined under the 1940 Act.

         (2) Will not purchase securities for which there is no readily available market, or enter in to repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets.

         Short Term Bond Fund has a policy that at least 80% of its net assets will be invested in debt securities. The fund may not change this policy without giving at least 60 days' written notice to its shareholders.

Investment Limitations of Intermediate Bond Fund and High Income Fund

         The following are Intermediate Bond Fund's and High Income Fund's fundamental investment limitations set forth in their entirety. Each fund may not:

         (1) Issue senior securities, except as permitted under the 1940 Act;

         (2) Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

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         (3) Underwrite  securities issued by others,  except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

         (4) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

         (7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

         (8) With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

         The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Each of Intermediate Bond Fund and High Income Fund:

         (1) May not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

         (2) May not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

         (3) May not purchase securities when borrowings exceed 5% of its total assets;

         (4) May borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

         (5) May not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         With respect to limitation (5), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

         The following limitation applies to Intermediate Bond Fund:

         Intermediate Bond Fund has a policy that at least 80% of its assets will be invested in debt securities. The fund may not change this policy without giving at least 60 days' written notice to its shareholders.

INVESTMENT INSTRUMENTS AND STRATEGIES
--------------------------------------------------------------------------------

         The following pages contain more detailed information about types of instruments in which each fund may invest, unless otherwise noted, strategies that the Adviser may employ in pursuit of each fund's investment objective, and a summary of related risks. The debt securities in which the funds may invest may have fixed or variable principal payments and all types of interest rate, dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

         Asset-Backed Securities (All Funds). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

         Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

         Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

         Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Each fund may invest in trust-preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payers and are usually over-collateralized, trust preferred securities have only one underlying payer and are not over-collateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to each holder.

         Mortgage-Backed Securities (All Funds). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage
Association),   Fannie  Mae  (also  known  as  the  Federal  National   Mortgage
Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

         Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed through" to certificate holders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

         Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

         Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

         Private Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

         The mortgage-backed securities issued by private mortgage lenders may include securities backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

         Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues, is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, neither fund may fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

         Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-Throughs. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private

Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

         ARMs and Floating Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities.

         ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

         ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

         The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

         ARM securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (i.e., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some ARM securities might not meet each fund's quality standards. Accordingly, in purchasing these securities, each fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Each fund can also buy fixed-rate securities accompanied by a demand feature or by a put option, which permits each fund to sell the security to the issuer or third party at a specified price. Each fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

         Types of Credit Enhancement (All Funds). To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage-backed and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection is the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Neither fund will pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

         Investments in Subordinated Securities (All Funds). Each fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-backed or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-backed or asset-backed securities.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities (All Funds). The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of each fund.

         Collateralized Bond Obligations (All Funds). Collateralized bond obligations ("CBOs") are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates that are intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

         Collateralized Loan Obligations (All Funds). Collateralized loan obligations ("CLOs") are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Adviser does not select borrowers of the underlying loans that comprise the CLO pool (a "CLO borrower"). Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during a period of falling interest rates, which could adversely affect the yield to maturity and could require each fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, each fund may be subject to the credit risk of the institution that creates the CLO. Each fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower or right to object to amendments to the lending agreement with the CLO borrower.

         Real Estate Investment Trusts (High Income Fund). Real estate investment trusts ("REITs") are companies that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from interest payments. A REIT is not taxed on net income and gains it distributes to its shareholders, provided it complies with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code").

         The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses the fund pays. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties it owns, by changes in economic conditions, generally, and by changes in the broader stock market. A mortgage REIT may be affected by changes in interest rates and the ability of the obligors on its portfolio mortgages to repay their obligations. REITs depend on the skills of their managers and are not diversified. REITs generally depend on maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If a REIT invests in ARMs, the interest rates on which are reset periodically, yields on the REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs  may  have  limited  financial   resources  and  may  trade  less
frequently and in a more limited volume than larger company securities.

         Investment Grade Bonds (All Funds). Many fixed-income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Debt securities rated BBB- and higher by S&P, Baa3 or higher by Moody's, or comparably rated by another NRSRO are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

         Below Investment Grade Bonds (All Funds). Debt securities rated BB+ or lower by S&P, Ba1 or lower by Moody's, or comparably rated by another NRSRO are considered below investment grade debt securities. Below investment grade bonds have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of below investment grade bonds may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for below investment grade bonds has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the below investment grade bond market, especially during periods of economic recession.

         The market for below investment grade bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, below investment grade bonds will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing below investment grade bonds than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade bonds and the ability of outside pricing services to value below investment grade bonds.

         Since the risk of default is higher for below investment grade bonds, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Appendix to the Statement of Additional Information describes the various ratings assigned to debt securities by Moody's, S&P and Fitch Ratings.

         If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its stockholders.

         Distressed Bonds (High Income Fund). Distressed bonds are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other comparably rated debt securities of companies in similar industries. Distressed bonds are generally rated in the lower rating categories (Ca1 or lower by Moody's or CC+ or lower by S&P) or are unrated investments considered by the Adviser to be of comparable quality. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Adviser believes they provide the opportunity for enhanced income and capital appreciation.

         Convertible Securities (All Funds). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

         U.S. Government Securities (All Funds). Each fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Other U.S. government agencies, authorities and instrumentalities, may include, among others, Fannie Mae, Ginnie Mae, the FHLMC, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration.

         As described in the fund's Prospectus, U.S. Government Securities do not involve the level of credit risk associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. Like other debt securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund's net asset value.

         Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

         More detailed information about some of these categories of U.S. Government Securities follows.

     U.S. Treasury Bills. Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

     U.S. Treasury Notes and Bonds. Direct obligations of the U.S. Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. government.

     "Ginnie Maes". Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. Ginnie Mae guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by Ginnie Mae is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the fund) each month.
     Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes". Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs". The FHLMC is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent interests in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

         Agency Securities (All Funds). Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. government. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

         Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.

         A few GSE securities have no explicit financial support but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

         Investors regard agency securities as having low credit risks, but not as low as U.S. Treasury securities. A fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

         Municipal Obligations. (All Funds). Municipal obligations are issued by state and local governments to acquire land, equipment and facilities. Although the interest on most municipal obligations is exempt from federal income tax, the funds may invest in taxable municipal obligations. Typically, municipal obligations are not fully backed by the municipality's credit and risk of loss to a fund exists if a municipality does not appropriate money to service its debts and defaults on its obligations. The following describes the types of municipal obligations.

         General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

         Special Revenue Bonds. Special revenue bonds are payable solely from specific revenues received by the issuer, such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls could result in a default on the bonds.

         Private Activity Bonds. Private activity bonds are special revenue bonds used to finance privately operated facilities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Other types of private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. The interest on private activity bonds generally is a tax preference item for purposes of the federal alternative minimum tax.

         Equity Securities. Equity securities are the fundamental unit of ownership in a company. They represent a share of the issuer's earnings and assets, after the issuer pays its liabilities. Generally, issuers have discretion as to the payment of any dividends or distributions. As a result, investors cannot predict the income they will receive from equity securities. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the specified funds may invest.

         Common Stocks (High Income Fund). Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

         Preferred Stocks (All Funds). Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The funds may also treat such redeemable preferred stock as a fixed income security.

         American Depositary Receipts ("ADRs") (High Income Fund). ADRs are certificates that represent an interest in the shares of a foreign-based corporation that are held in trust by a bank. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets.

         Interests in other Companies (High Income Fund). Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

         Warrants (High Income Fund). Warrants give a fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

         When-Issued Securities (All Funds). Each fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Company's custodian and to maintain in that account cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. The fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the fund's investment criteria. The fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the fund's payment obligation).

           Foreign Securities (All Funds). Each fund may invest in securities of corporate, governmental and supra-national issuers located outside the United States. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments.

         Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

         It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

         Foreign  markets  may offer  less  protection  to  investors  than U.S.
markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

         Foreign Currency Transactions (High Income Fund). High Income Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The fund may use currency forward contracts for any purpose consistent with its investment objectives.

         The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

         A "settlement hedge" or "transaction hedge" is designed to protect the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

         The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the fund by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the fund's exposure to a foreign currency and that currency's value declines, the fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

         Indexed Securities (All Funds). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

         Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified  currency  value  increases,  resulting  in a security  that  performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         Fixed Income Securities (All Funds). Fixed income securities pay interest at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

         Variable and Floating Rate Securities (All Funds). Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

         Zero Coupon Bonds, Step-Up Bonds, Other OID Securities and Payment-In-Kind Securities (All Funds). A zero coupon bond is a debt obligation that does not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like a zero coupon bond, a "step up" bond ("step-up") pays no interest initially but eventually begins to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Certain other debt securities acquired by a fund may also be treated as debt securities that were originally issued at a discount. Very generally, original issue discount ("OID") is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations of the issuer, instead of in cash. Each of these instruments is typically issued and traded at a discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds, step-ups, other OID securities and PIKs generally  are more  volatile  than the  market  prices of  securities  that pay interest currently in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. To be treated as a "regulated investment company" under the Code, a fund must distribute each year at least 90% of its investment company taxable income (see "Additional Tax Information"), including the OID accrued on zero coupon bonds, step-ups and other OID securities, the "interest" on PIKs and market discount (i.e., discount on purchased debt securities that exceeds the OID on them). Because a fund will not receive cash payments from the issuer in respect of accrued OID and "interest" on PIKs on a current basis, it may have to distribute cash obtained from other sources in order to satisfy the distribution requirement. Such cash might be obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary even though investment considerations might otherwise make it undesirable for the fund to sell such securities at such time. Under many market conditions, investments in zero coupon bonds, step-ups, other OID securities and PIKs may be illiquid, making it difficult for a fund to dispose of them or determine their current value.

         Corporate Debt Securities (All Funds). Corporate debt securities are issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

         Commercial Paper. Commercial paper is an issuer's debt obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Securities of Other Investment Companies (All Funds). Each fund may invest in the securities of other investment companies to the extent that such investments are consistent with each fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, neither fund may acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         Each fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of each fund's own operations.

         Utilities (All Funds). Utilities companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate capacity to meet public demand. Utility rates generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, tend to lag changes in financing costs. Therefore, rate changes can favorably or unfavorably affect the earnings or dividend payouts on utilities securities, depending upon whether rates are increasing or decreasing. The nature of regulation in the United States utilities industry continues to evolve. Although certain companies may profit from regulatory changes, others may become less profitable. Some public utilities companies are facing increased competition due to deregulation, which may reduce these companies' profits. All of these factors are subject to rapid changes which may affect utilities companies independent from other market factors.

         Futures and Options (All Funds). The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

         Asset Coverage for Futures and Options Positions. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each fund's assets could impede portfolio management or each fund's ability to meet redemption requests or other current obligations.

         Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         Combined   Positions   involve   purchasing  and  writing   options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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


         Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with an FCM when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

         Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match each fund's current or anticipated investments exactly. Each fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in each fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, each fund's access to other assets held to cover its options or futures positions could also be impaired.

         Limitations on the use of options and futures portfolio strategies (Short Term Bond Fund). Short Term Bond Fund will not "over-hedge;" that is, the fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations, CFTC rules and transaction costs.

         Options and Futures Relating to Foreign Currencies (High Income Fund). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

         Swap Agreements. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to changes in long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the High Income Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. currency and interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

         Illiquid and Restricted Securities (All Funds). Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of each fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and OTC options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options that the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.

         Illiquid securities may be difficult to dispose of at a fair price at the times when either fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and thus the Adviser's judgment plays a greater role in the valuation process. Investment of each fund's assets in illiquid securities may restrict each fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each fund's operations require cash and could result in each fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, each fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund might be unable to dispose of such securities promptly or at reasonable prices.

         Loans and Other Direct Debt Instruments (All Funds). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the funds' policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. In the event that either fund invests in these types of loans, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations and Policies"). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the borrower, SEC interpretations require the funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict each fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Repurchase Agreements (All Funds). The funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. The funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy pursuant to the guidelines established by the Board. A third party custodian bank takes possession of the underlying securities of a repurchase agreement, the value of which is at all times at lest equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the funds in the event of default or bankruptcy by the counterparty to the agreement and the funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the funds seek to assert their rights.

         Reverse Repurchase Agreements (All Funds). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

         Delayed-Delivery Transactions (All Funds). Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with each fund's investments. If each fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

         Each fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

         To Be Announced Securities ("TBAs") (All Funds). As with other when-issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a fund.

         Lending of Portfolio Securities (All Funds). Each fund may lend its portfolio securities to parties such as broker-dealers or institutional investors; provided, that no Fund may have outstanding at any time loans with respect to portfolio securities having a value in excess of 33 - 1/3% of the market value of the fund's total assets. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the SEC staff that a fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         Short Sales (High Income Fund). High Income Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

         When the fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

         Leverage (All Funds). The use of leverage by each fund creates an opportunity for increased net income and capital growth for the fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each fund may utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for a fund including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to a fund. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain a fund's leveraged position if it deems such action to be appropriate under the circumstances. Certain types of borrowings by a fund may result in the fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. A fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the corporate debt securities or preferred shares purchased by a fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the fund in managing the fund's portfolio in accordance with the fund's investment objectives and policies.

         Effective Maturity. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date. For example, a mortgage-backed bond may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that bond, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the fund's portfolio.

ADDITIONAL TAX INFORMATION

--------------------------------------------------------------------------------

         The following discussion is a general summary of certain federal income and excise tax considerations affecting each fund and its shareholders. This discussion does not purport to be complete or to deal with all aspects of such taxation that may be relevant to shareholders in light of their particular circumstances. It is based on provisions of the Code, the regulations promulgated thereunder, judicial decisions and administrative pronouncements in effect on the date of this SAI, all of which are subject to change, some of which may be retroactive. Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

General

         Each fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code ("RIC"). To qualify for that treatment, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess of net short-term capital gain over net long-term capital loss plus, in the case of High Income Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of any two issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions

         A portion (not expected to be substantial) of the dividends from a fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) may be eligible for (1) the 15% maximum federal income tax rate applicable to "qualified dividend income" that individuals receive through 2010 and (2) the dividends-received deduction allowed to corporate shareholders. The eligible portion for a fund may not exceed the aggregate dividends the fund receives from most domestic corporations and, for purposes of the 15% rate, certain foreign corporations. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by a fund of net capital gain do not qualify for the 15% rate or the dividends-received deduction.

         Dividends and other distributions a fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays them during the following January. Accordingly, those distributions will be taxed to the shareholders for the year in which that December 31 falls.

         A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares shortly before a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

         Dividends a fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). However, two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income,"), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a fund pays to foreign investors, only with certain exceptions, with respect to its current taxable year unless extended by recently introduced proposed legislation.

Redemptions


         A redemption of a Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of a Fund for shares of another fund in the Company generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that Fund or acquires Class A shares of another Fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis in the shares subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

         If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


Income from Foreign Securities (High Income Fund)

         Dividends and interest High Income Fund receives on foreign securities, and gains it realizes thereon, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. High Income Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" mentioned above.

         If High Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which it most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         High Income Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years. The fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time High Income Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If these losses exceed other investment company taxable income for a taxable year, the fund would not be able to distribute any dividends, and any distributions it made during that year before it realized the losses would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Hedging Strategies

         The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest may be "section 1256 contracts." Section 1256 contracts a fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount Securities

         A fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a fund may be required in a particular year to distribute as a dividend an amount that
is  greater  than  the  total  amount  of  cash  it  actually  receives.   Those
distributions will be made from a fund's cash assets or from the proceeds of sales of securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         A fund may invest in bonds that are purchased, generally not on their original issue, with "market discount" that is, at a price less than the stated redemption price of the bond at maturity adjusted for accrued OID, if any) ("market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

VALUATION OF SHARES

--------------------------------------------------------------------------------


Calculating Share Price

         Shares of the Funds are sold at their NAV plus any applicable front-end sales charge and redeemed at NAV less any applicable CDSC on days on which the NYSE is open for trading. Each Fund calculates its NAV as of the close of regular trading (approximately 4:00 p.m. Eastern Time, or any earlier NYSE closing time that day) on each day the NYSE is open for trading. The NYSE is not open for trading on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the Funds determine it is in the shareholders' interest to do so. Your order will be priced at the next calculated NAV plus any applicable front-end sales charge after your order is received in proper form (as described in the Prospectus). The NAV for each class of a Fund's shares is computed by subtracting the liabilities from the total assets attributable to each class of shares and dividing the result by the number of shares outstanding.


Valuation of Portfolio Investments


         Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent market value.

         Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Investments in open-end registered investment companies are valued at the NAV as reported by those investment companies.

         When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee using procedures established by and under the supervision of the Company's Board. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund's NAV.

         Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed,
(2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing services is inaccurate.

         The "fair value" of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate:
(1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security;(2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, Treasury yield curve, credit quality.

         The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

ADDITIONAL PURCHASE INFORMATION

--------------------------------------------------------------------------------

Class A Shares

         Class A Shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A Shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A Shares. No initial sales charge is imposed on Class A Shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A Shares; however, if those shares are redeemed within one year from date of purchase, a 1.00% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption for Short Term Bond Fund and High Income Fund and a 0.75% CDSC for Intermediate Bond Fund. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A Shares.

Letter of Intent

         Any investor may execute a Letter of Intent ("Letter") covering purchases of Class A Shares of $50,000 or more to be made within a period of 13 months. Under a Letter, purchases of shares of a fund or a series of Regions Morgan Keegan Select Funds, which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the applicable sales charges. To qualify under a Letter, purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. Investors may obtain a form of a Letter from their Morgan Keegan investment broker. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter, the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

Sales Charge Waivers


         The sales charge is waived on Class A Shares of each fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) you are an officer, director, employee or retired employee of Brookfield Asset Management Inc., or its affiliates or of the Company, or you are the legal spouse or a dependent child of any of the foregoing or (3) you purchase shares on behalf of Brookfield Asset Management Inc. or its affiliates. Also, shares of each fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, if the following conditions are met: (i) the purchaser was a client of the investment representative at the other firm for which the investment representative previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.


Class C Shares

         Class C Shares are offered on a continuous basis at a price equal to their net asset value. Class C Shares that are redeemed within one year of purchase are subject to a CDSC of 1% of the redemption amount. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C Shares.

Class I Shares

         Class I Shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC. Class I Shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I Shares.

         Morgan Keegan, the funds' distributor, no longer offers shares of the High Income Fund to new investors. Any shareholder that owned shares of the fund in an existing account as of November 1, 2005 may purchase additional shares in that account. Morgan Keegan reserves the right to reject any purchase order. The fund reserves its right to change this policy at any time.

ADDITIONAL INFORMATION ON REDEMPTIONS

--------------------------------------------------------------------------------

         The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the funds' investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the funds' per share net asset value. However, each fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis in the redeemed shares).

TAX-DEFERRED RETIREMENT ACCOUNTS AND PLANS

--------------------------------------------------------------------------------

         As noted in the funds' Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement accounts and plans. In general, income earned through the investment of assets of such an account or plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these accounts and plans is available upon request from any Morgan Keegan broker.

Individual Retirement Accounts - IRAs

         If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $4,000 for the taxable years beginning in 2007 and $5,000 thereafter for yourself or twice that amount for you and your spouse, regardless of whether your spouse is employed (which amounts are increased by $1000 for each spouse who has attained age 50 by the end of the calendar year for which the contribution is made), or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to a "Roth IRA," distributions from which are not taxable under certain circumstances.

         An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable (as ordinary income) only when distributed to you from the IRA. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or in certain other situations.

Self-Employed Individual Retirement Plans - Keogh Plans

         Morgan Keegan will assist self-employed individuals to set up retirement plans through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plans - SEPPS, and
   Savings Incentive Match Plans for Employees - SIMPLES

         Morgan Keegan also will make available to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------


         The officers of the Company are responsible for the operation of the Funds under the direction of the Board. An asterisk (*) indicates officers and/or Directors who are `interested persons' of the Company as defined by the 1940 Act by virtue of their positions with Hyperion Brookfield Asset Management, Inc. (the "Adviser")..


                Position(s)
                Held with                                      Number of
                Funds, Term of                                 Portfolios in    Other
Name,           Office(2) and                                  Fund Complex     Directorship(s)
Address(1)      Length of Time   Principal Occupation(s)       Overseen by      Held by
and Age         Served           during Past Five Years        Director         Director

Interested Directors
Clifford E.     Director         Managing Partner of                 11         Director of
Lai*            (Since 2008)     Brookfield Asset                               several
Age 55                           Management, Inc.                               investment
                                 (2006-Present); Chairman                       companies
                                 (2005-Present), Chief                          advised by the
                                 Executive Officer                              Adviser or by
                                 (1998-2007), President                         its affiliates
                                 (1998-2006) and Chief                          (2003-Present);
                                 Investment Officer                             Director of
                                 (1993-2002) of the Adviser;                    Crystal River
                                 President and Chief                            Capital, Inc.
                                 Executive Officer                              (2005-Present).
                                 (2005-2008), and Director
                                 of Crystal River Capital,
                                 Inc. (2005-Present);
                                 President (1993-Present)
                                 and Director of several
                                 investment companies advised
                                 by the Adviser or by its
                                 affiliates (2003-Present); and
                                 Co-Chairman (2003-2006) and
                                 Board of Managers (1995-2006)
                                 of Hyperion GMAC Capital
                                 Advisors, LLC (formerly Lend
                                 Lease Hyperion Capital, LLC).

Independent Directors
Robert F.       Director         President and Director of           11         Director of
Birch           (Since 2008)     New America High Income                        several investment
Age 72                           Fund (1992-present).                           companies advised
                                                                                by the Adviser
                                                                                by its affiliates
                                                                                (1998-Present);
                                                                                Director of New
                                                                                America High
                                                                                Income Fund
                                                                                (1992-Present);
                                                                                Director of

----------
* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with Hyperion Brookfield Asset Management, Inc., the Funds' Adviser.

                Position(s)
                Held with                                      Number of
                Funds, Term of                                 Portfolios in    Other
Name,           Office(2) and                                  Fund Complex     Directorship(s)
Address(1)      Length of Time   Principal Occupation(s)       Overseen by      Held by
and Age         Served           during Past Five Years        Director         Director

                                                                                Brandywine
                                                                                Funds
                                                                                (3)
                                                                                (2001-Present).

Rodman L.       Director         General Partner of Resource         11         Chairman
Drake           (Since 2008)     Capital Fund II & III CIP                      (since 2003)
Age 65                           L.P. (1998-2006);                              and Director
                                 Co-founder of Baringo                          of several
                                 Capital LLC (2002-Present).                    investment
                                                                                companies
                                                                                advised by the
                                                                                Adviser or by
                                                                                its affiliates
                                                                                (1998-Present);
                                                                                Director,
                                                                                and/or Lead
                                                                                Director of
                                                                                Crystal River
                                                                                Capital, Inc.
                                                                                (2005-Present);
                                                                                Director of
                                                                                Celgene
                                                                                Corporation
                                                                                (April
                                                                                2006-Present);
                                                                                Director of
                                                                                Student Loan
                                                                                Corporation
                                                                                (2005-Present);
                                                                                Director of
                                                                                Apex Silver
                                                                                Corp.
                                                                                (2007-Present);
                                                                                Director of
                                                                                Jackson Hewitt
                                                                                Tax Services
                                                                                Inc.
                                                                                (2004-Present);
                                                                                Director of
                                                                                Animal Medical
                                                                                Center
                                                                                (2002-Present);
                                                                                Director
                                                                                and/or Lead
                                                                                Director of
                                                                                Parsons
                                                                                Brinckerhoff,
                                                                                Inc.
                                                                                (1995-2008);
                                                                                Trustee and/or
                                                                                Chairman of
                                                                                Excelsior
                                                                                Funds
                                                                                (1994-2008);
                                                                                Trustee of
                                                                                Columbia
                                                                                Atlantic Funds
                                                                                (2007-Present).

Stuart A.       Director         Managing Partner of Federal         11         Director of
McFarland Age   (Since 2008)     City Capital Advisors                          several
61                               (1997-Present); Chairman                       investment
                                 and Chief Executive Officer                    companies
                                 of Federal City Bancorp,                       advised by the
                                                                                Adviser or its
                                                                                affiliates (2006-

                Position(s)
                Held with                                      Number of
                Funds, Term of                                 Portfolios in    Other
Name,           Office(2) and                                  Fund Complex     Directorship(s)
Address(1)      Length of Time   Principal Occupation(s)       Overseen by      Held by
and Age         Served           during Past Five Years        Director         Director

                                 Inc. (2005-2007),                              Present);
                                                                                Director of
                                                                                Brandywine
                                                                                Funds
                                                                                (2003-Present);
                                                                                Director of
                                                                                New Castle
                                                                                Investment
                                                                                Corp.
                                                                                (2000-Present).

Louis P.        Director         Employee of Arthur Andersen         11         Director of
Salvatore       (Since 2008)     LLP (2002-Present); Partner                    several
Age 61                           of Arthur Andersen LLP                         investment
                                 (1977-2002).                                   companies
                                                                                advised by the
                                                                                Adviser or by
                                                                                its affiliates
                                                                                (2005-Present);
                                                                                Director of
                                                                                Crystal River
                                                                                Capital, Inc.
                                                                                (2005-Present);
                                                                                Director of
                                                                                Turner Corp.
                                                                                (2003-Present);
                                                                                Director of
                                                                                Jackson Hewitt
                                                                                Tax Services,
                                                                                Inc.
                                                                                (2004-Present).

Officers
John J.         President        Director (2002-Present),            N/A              N/A
Feeney, Jr.     (Since 2008)     Chief Executive Officer
Age 49                           (2007-Present), President
                                 (2006-Present) and Director
                                 of Marketing (1997-2006) of
                                 the Adviser; Vice President
                                 of several investment
                                 companies advised by the
                                 Adviser (2007-Present);
                                 Executive Vice President
                                 and Secretary of Crystal
                                 River Capital, Inc.
                                 (2005-2007).

Dana E.         Vice President   Senior Portfolio Manager of         N/A              N/A
Erikson         (Since 2008)     the Adviser (2006-Present);
Age 43                           Senior Portfolio Manager of
                                 Evergreen Investments
                                 (1996-2006).

Thomas F.       Treasurer        Managing Director of                N/A              N/A
Doodian         (Since 2008)     Brookfield Operations and
Age 49                           Management Services, LLC
                                 (2007-Present); Managing
                                 Director, Chief Operation
                                 Officer (1998-2006) and
                                 Chief Financial Officer
                                 (2002-2006) of the Adviser;
                                 Treasurer of several
                                 investment companies
                                 advised by the Adviser
                                 (1996-Present); Treasurer
                                 of Hyperion GMAC Capital
                                 Advisors, LLC

Josielyne K.    Secretary and    (formerly, Lend Lease Hyperion      N/A              N/A
                                 Capital Advisors, LLC) (1996-
                                 2006).

Pacifico        CCO (Since       Director and CCO
Age 35          2008)            (2006-Present), Assistant
                                 General Counsel (2006-Present),
                                 Compliance Officer (2005-2006)
                                 of the Adviser; CCO of several
                                 investment companies advised
                                 by the Adviser (2006-Present);
                                 Assistant Secretary of Crystal
                                 River Capital, Inc. (2007-Present);
                                 Compliance Manager of Marsh &
                                 McLennan Companies (2004-2005);
                                 Staff Attorney at the United States
                                 Securities andExchange Commission
                                 (2001-2004).


         (1) The address of each Director is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

         (2) Each Director serves until his resignation or retirement. Officers of the Company are elected and appointed annually by the Board of Directors and hold office until they resign, are removed, or otherwise disqualified to serve.


Committees of the Board


         The Board has a standing Audit Committee. The standing Audit Committee consists of all the Directors of the funds who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit Committee's function is to recommend to the Board the appointment of the independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For the fiscal period ended April 30, 2008, the Board's Audit Committee held _____ meetings.

        [The Board also has a standing Independent Directors Committee consisting of all the Independent Directors. The Independent Directors Committee replaced the Board's Nominating Committee and the contract review functions of its former Audit and Contract Review Committee. The Independent Directors
Committee must determine at least annually whether the funds' advisory, underwriting, Rule 12b-1 and other arrangements should be approved for continuance for the following year. The Independent Directors Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether Directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation, investment in the funds and resources. The Independent Directors Committee considers prospective candidates from shareholders and any source it deems appropriate. The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed below. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a Committee member by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believes it has identified a viable candidate, it would consult with the full Committee for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. Shareholders who would like to submit candidate names must submit them to the Secretary, who will forward such recommendation to the Independent Directors Committee Chair. Shareholders may send other written communications to the funds' Board or to an individual director by mailing such correspondence to the funds' Secretary (Address: Hyperion Brookfield Asset Management, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. For the fiscal period ended April 30, 2008, the Board's Independent Directors Committee held ____ meetings.

         In addition, the Company has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the funds or by an officer, director, employee or agent of the funds. For the fiscal period ended April 30, 2008, the Board's QLCC held ____ meetings.]

Compensation of Independent Directors

         Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director receives from each Fund an annual fee of $10,000. The Independent Directors do not receive individual meeting fees. The Chairman of the Board receives an additional $1,000 from each Fund and the Chairman of the Audit Committee receives an additional $1,000 from each Fund. No officer or Director is entitled to receive pension or retirement benefits from the Company.

         The table below sets forth the estimated compensation to be paid to Directors for the fiscal year ended April 30, 2009. The estimated compensation shown in table below is for the period beginning on July 29, 2008 through April 30, 2009. This compensation is estimated only, based on current compensation levels. There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.


                                                                              Total
                                           Pension or       Estimated      Compensation
                          Aggregate        Retirement        Annual        from Company
                         Compensation       Benefits        Benefits         and Fund
  Name and Position        from the     Accrued as Part       upon       Complex Paid to
   with the Company        Company      of Fund Expenses   Retirement        Director
----------------------------------------------------------------------------------------

Interested Directors

Clifford E. Lai               $0              N/A              N/A              $0
Director

Independent Directors

Robert F. Birch            $30,000            N/A              N/A           $130,000
Director

Rodman L. Drake            $33,000            N/A              N/A           $147,000
Director

Stuart A. McFarland        $30,000            N/A              N/A           $130,000
Director

Louis P. Salvatore         $33,000            N/A              N/A           $142,000
Director



         The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all registered investment companies overseen by the Director in the Fund complex as of June 30, 2008.


                                                               Aggregate Dollar Range of
                                                               Equity Securities in All
                                                                 Registered Investment
                                   Dollar Range of Equity        Companies Overseen by
       Name of Director           Securities in the Funds      Director in Fund Complex
----------------------------------------------------------------------------------------
Interested Directors

Clifford E. Lai                             None                     Over $100,000
Director

Independent Directors

Robert F. Birch                             None                   $50,001-$100,000
Rodman L. Drake                             None                   $50,001-$100,000
Stuart A. McFarland                         None                    $10,001-$50,000
Louis P. Salvatore                          None                     Over $100,000



         As of June 30, 2008, the Directors and officers of the Company owned in the aggregate less than 1% of the outstanding Class A Shares, Class C Shares, and Class I Shares of each fund. As of June 30, 2008, no Independent Director or their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the

Adviser, Morgan Keegan or any person controlling, controlled by or under common control with such persons.


PRINCIPAL SHAREHOLDERS

--------------------------------------------------------------------------------


         As of September 30, 2008 the following shareholders were shown in the Company's records as owning of record or beneficially more than 5% of any class of a fund's shares:


                                                            Percentage of Shares
                                                           Owned of Record as of
   Fund Name        Shareholder Name and Address(1)          September 30, 2008
--------------------------------------------------------------------------------

[    ]


(1) The shareholders listed may be contacted c/o Morgan Keegan, Morgan Keegan Tower, 50 North Front Street, 15th Floor, Memphis, Tennessee, 38103.

INVESTMENT ADVISER

--------------------------------------------------------------------------------


     Hyperion Brookfield Asset Management, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, a registered investment adviser, is a wholly owned subsidiary of Brookfield Asset Management, Inc., and serves as the Funds' investment adviser under an Investment Advisory Agreement ("Advisory Agreement") entered into between the Funds and the Adviser. The Advisory Agreement became effective as of July 29, 2008. The Advisory Agreement provides that, subject to oversight by the Board, the Adviser manages the investment and other affairs of the Funds. The Adviser is responsible for managing the Funds' portfolio securities and for making purchases and sales of portfolio securities consistent with the Funds' investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the Funds with office space as well as with executive and other personnel necessary for the operation of the Funds. In addition, the Adviser is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of Directors and officers of each fund who are employees of the Adviser and/or its affiliates.

     The Funds bear separately all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the Funds' shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each Fund's shareholders; costs of stationery; costs of shareholders and other meetings of the Funds; compensation and expenses of the Independent Directors; and insurance covering each Fund and its respective officers and Directors. The Funds are also liable for such nonrecurring expenses as may arise, including litigation to which the funds may be party. Each Fund also may have an obligation to indemnify its Directors and officers with respect to any such litigation.

     For its services it provides to the Funds, the Adviser receives an annual investment advisory fee equal to 0.35%, 0.40% and 0.75%, from the Short Term Bond Fund, Intermediate Bond Fund and High Income Fund, respectively. On July 29, 2008, the Adviser contractually agreed to waive its fees and, if necessary, reimburse each Fund's annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) in order to limit such operating expenses (the "Expense Cap") for shares of the Funds as follows: for the Short Term Bond Fund, 0.90% of average annual net assets of Class A shares, 1.10% of average annual net assets of Class C shares, and 0.65% of average annual net assets of Class I shares; for the Intermediate Bond Fund, 0.90% of average annual net assets of Class A shares, 1.25% of average annual net assets of Class C shares, and 0.65% of average annual net assets of Class I shares; and for the High Income Fund, 1.25% of average annual net assets of Class A shares, 1.75% of average annual net assets of Class C shares, and 1.00% of average annual net assets of Class I shares. The Expense Cap will remain in effect for an initial term of two years and thereafter indefinitely, unless sooner terminated by the Board of Directors of the Company, on behalf of each Fund, or the Adviser, upon sixty (60) days written notice to the other party. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

     The Advisory Agreement will remain in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may at any time be terminated by the Adviser or the Company with respect to any Fund, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

     A discussion regarding the Board's basis for approving the Advisory Agreement will be available in the Funds' semi-annual report dated October 31, 2008.

     Prior to July 29, 2008, Morgan Asset Management, Inc. ("Morgan Asset"), an indirect, wholly owned subsidiary of Regions Financial Corporation ("Regions") and a registered investment adviser, was investment adviser to the Company.

     The following table indicates the amounts that the funds paid to Morgan Asset as investment adviser for the last three fiscal years.


     Fund Name            Fiscal Year Ended        Fiscal Year Ended        Fiscal Period Ended
                            June 30, 2006            June 30, 2007            April 30, 2008

Short Term Bond Fund  Advisory Fee: $            Advisory Fee: $         Advisory Fee: $
                      Fee Waived:   $            Fee Waived:   $         Fee Waived:   $

Intermediate Bond     Advisory Fee: $            Advisory Fee: $         Advisory Fee: $
Fund                  Fee Waived:   $            Fee Waived:   $         Fee Waived:   $

High Income Fund      Advisory Fee: $            Advisory Fee: $         Advisory Fee: $
                      Fee Waived:   $            Fee Waived:   $         Fee Waived:   $

PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

     Dana E. Erikson, CFA - Mr. Erikson is the lead portfolio manager for the Funds and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Adviser in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

     Anthony Breaks, CFA - Mr. Breaks serves as co-portfolio manager for the Funds. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Adviser in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible  for  portfolio  investments  and credit  analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation ("CDO"), and development of insurance related investment products. Prior to joining Brookfield, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

     Messrs. Erikson and Breaks have equal discretion with respect to the management of the Funds and share equally in the day-to-day portfolio management responsibilities.


Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Funds. The tables below show the number of other accounts managed by Messrs. Erikson and Breaks and the total assets in each of the following categories: (a) registered investment companies;
(b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Funds as of June 30, 2008:


                                                            Other
                                         Registered        Pooled
                                         Investment    Investment
                                          Companies      Vehicles           Other Accounts
-------------------------------------------------------------------------------------------
Number of Accounts Managed                        2             0                        1
-------------------------------------------------------------------------------------------
Number of Accounts Managed
with Performance-Based
Advisory Fees                                     0             0                        0
-------------------------------------------------------------------------------------------
Assets Managed                          $40 million            $0              $20 million
-------------------------------------------------------------------------------------------
Assets Managed with
Performance-Based Advisory
Fees                                             $0            $0                       $0
-------------------------------------------------------------------------------------------

        The dollar range of shares of the Funds beneficially owned by Dana E. Erikson as of July 29, 2008 is as follows:

        Short Term Bond Fund:       $0
        Intermediate Bond Fund:     $0
        High Income Fund:           $0


        The following table provides information about the accounts managed by Anthony Breaks, Co-Portfolio Manager for the Funds, as of June 30, 2008:



                                                            Other
                                         Registered        Pooled
                                         Investment    Investment
                                          Companies      Vehicles           Other Accounts
-------------------------------------------------------------------------------------------
Number of Accounts Managed                        0             0                        5
-------------------------------------------------------------------------------------------
Number of Accounts Managed
with Performance-Based
Advisory Fees                                     0             0                        0
-------------------------------------------------------------------------------------------
Assets Managed                                   $0            $0            $1.07 billion
-------------------------------------------------------------------------------------------
Assets Managed with
Performance-Based Advisory
Fees                                             $0            $0                       $0
-------------------------------------------------------------------------------------------

        The dollar range of shares of the Funds beneficially owned by Anthony Breaks as of July 29, 2008 is as follows:

        Short Term Bond Fund:       $0
        Intermediate Bond Fund:     $0
        High Income Fund:           $0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Funds.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Funds' portfolio managers are compensated by the Adviser. The compensation structure of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and
(3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser's indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser's portfolio managers varies in line with the portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager's performance and other factors as described herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

     Under the Advisory Agreements, the Adviser is responsible for the execution of the funds' portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The funds may not always pay the lowest commission or spread available. Rather, the funds also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     For the fiscal years ended June 30, 2007, 2006 and 2005, the Funds paid brokerage commissions as follows:

                                       2007               2006              2005
Short Term Bond Fund                 $   --            $   --            $   --*
--------------------------------------------------------------------------------
Intermediate Bond Fund                   --                --                 --
--------------------------------------------------------------------------------
High Income Fund                    677,498           318,502            357,014
--------------------------------------------------------------------------------
     * For the ten-month period ended June 30, 2005.

     The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the funds. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 2007, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund paid brokerage commissions of $0, $0 and $0 respectively, to brokers who provided research services.

     From time to time the funds may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the funds to pay Morgan Keegan any commission for effecting a securities transaction for the funds in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the funds except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the funds on that exchange only if the funds expressly consents by written contract. For the fiscal years ended June 30, 2007 and 2006 and the ten-month period ended June 30, 2005, Short Term Bond Fund did not pay any brokerage commissions to Morgan Keegan. Prior to February 18, 2005, the fund was a series of LEADER Mutual Funds. For the fiscal years ended June 30, 2007, 2006 and 2005, neither Intermediate Bond Fund nor High Income Fund paid brokerage commissions to Morgan Keegan.

     In  the  over-the-counter  market,  the  funds  will  generally  deal  with
responsible  primary   market-makers  unless  a  more  favorable  execution  can
otherwise be obtained through brokers.

     The funds may not buy securities from, or sell securities to, Morgan Keegan as principal. The funds' Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

     Investment decisions for the funds are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

Code of Ethics Restrictions on Personal Trading

     The Company, its adviser and distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Codes of Ethics permits persons subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. The Codes of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the Codes of Ethics place restrictions on the timing of personal investing in relation to trades by the funds.

     The Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at www.sec.gov. Copies are also available (subject to a duplicating fee) at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Portfolio Turnover.

Each fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended June 30, 2007 and 2006 and the fiscal period ended April 30, 2008, Short Term Bond Fund's portfolio turnover rates were 64%, 47% and __%, respectively. During the fiscal years ended June 30, 2007 and 2006, and the fiscal period ended April 30, 2008, Intermediate Bond Fund's portfolio turnover rates were 61%, 71% and __%.

respectively. During the fiscal years ended June 30, 2007 and 2006 and the fiscal period ended April 30, 2008, High Income Fund's portfolio turnover rates were 90%, 106% and __%, respectively.

     A fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with the fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. As a result of a fund's investment policies, its portfolio turnover rate may change from year to year due to a variety of factors, including general market conditions, and may be higher than that of other mutual funds. A portfolio turnover rate of 100% or more is considered high. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne by the fund, thereby decreasing its total return. High turnover rates may also result in a higher level of taxable capital gains.

DISTRIBUTOR

--------------------------------------------------------------------------------


                           [Morgan Keegan to update]


     Morgan Keegan, 50 North Front Street, Memphis, Tennessee 38103, serves as distributor of the funds' shares pursuant to an Underwriting Agreement between the Company, with respect to Short Term Bond Fund, and Morgan Keegan dated February 18, 2005 and an Underwriting Agreement between the Company, with respect to Intermediate Bond Fund and High Income Fund, and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement(s)"). Morgan Keegan, a wholly owned subsidiary of Regions and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). Morgan Keegan provides personalized investment services to its clients through more than 400 offices in 19 states.

     The funds' shares are offered continuously. The Underwriting Agreements obligate Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of each fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of each fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

     Each fund has adopted a Distribution Plan with respect to the Class A Shares and Class C Shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Short Term Bond Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.45% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Under the Plans, Intermediate Bond Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.60% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Under the Plans, High Income Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.75% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Class I Shares are not subject to a distribution and service fee.

      Service fees and distribution fees paid by the funds to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested Director had a direct or indirect interest in the Plans or related agreements. The funds benefit from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.


      For the fiscal period ended April 30, 2008, Short Term Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $[ ]. For the fiscal year ended April 30, 2008, expenses paid for by Morgan Keegan for Short Term Bond Fund included $[ ] for commissions and other compensation to employees, $[ ] for printing and mailing and $[ ]for promotional materials. For the fiscal period ended April 30, 2008, Intermediate Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $[ ]. For the fiscal period ended April 30, 2008, expenses paid for by Morgan Keegan for Intermediate Bond Fund included $[ ] for commissions and other compensation to employees, $[ ] for printing and mailing and $[ ] for promotional materials. For the fiscal period ended April 30, 2008, High Income Fund paid service fees and distribution fees to Morgan Keegan
pursuant to its Rule 12b-1 Plan of $[     ]. For the fiscal
period ended April 30, 2008 expenses paid for by Morgan Keegan for High Income Fund included $[ ] for commissions and other compensation to employees, $[ ]
for printing and mailing, and $[   ] for promotional materials.


     In approving the Plans, in accordance with the requirements of Rule 12b-1, the Board determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing bond funds. The Board also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board determined that there was a reasonable likelihood that the Plans would benefit each fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the funds to have Morgan Keegan investment brokers available to promote and sell the funds, thereby assisting the funds to attract assets. Growth of assets is expected to benefit the funds and the Adviser. The funds are expected to benefit from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the funds are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board acknowledged, however, that there is no assurance that benefits to the funds will be realized as a result of the Plans.

     The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of each fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the funds to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the funds requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan or any related agreement shall provide to the Board, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the funds may rely on that rule only if the Board satisfies certain fund governance standards.

     The Underwriting Agreements are subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement, will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. Each fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board, the Qualified Directors, or the outstanding voting securities of each fund.

     Under the current Underwriting Agreements between the Company and Morgan Keegan with respect to Short Term Bond Fund, for the Class A Shares for the fiscal years and period set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:

                                          Fiscal Year           Fiscal Year      Fiscal Period
                                                Ended                 Ended              Ended
                                         June 30, 2007        June 30, 2006     June 30, 2005*
Short Term Bond Fund                              $835               $6,513             $7,065
----------------------------------------------------------------------------------------------
    *For the ten-month period ended June 30, 2005.

     Under the Underwriting Agreement between the Company and Morgan Keegan with respect to Intermediate Bond Fund and High Income Fund for the Class A Shares for the fiscal years set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:

                                          Fiscal Year           Fiscal Year     Fiscal Period
                                                Ended                 Ended             Ended
                                         June 30, 2007        June 30, 2006     June 30, 2005
Intermediate Bond Fund                      $1,207,933             $557,789          $825,360
---------------------------------------------------------------------------------------------
High Income Fund                              $839,370             $690,542        $1,802,629
---------------------------------------------------------------------------------------------

     Morgan Keegan earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June
30, 2007:

                                                                                  Fiscal Year
                                                                                        Ended
                                                                                June 30, 2007
Short Term Bond Fund                                                                     $591
---------------------------------------------------------------------------------------------
Intermediate Bond Fund                                                               $144,130
---------------------------------------------------------------------------------------------
High Income Fund                                                                     $169,758
----------------------------------- ----------------------------------------------------------


PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------

     The Funds vote proxies related to their portfolios' securities according to a set of policies and procedures approved by the Funds' Board of Directors, which permit the Funds' to delegate responsibility for voting the Funds' proxies to Hyperion Brookfield, subject to the Board of Directors' and the Fund's Chief Compliance Officer's oversight. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-HYPERION, by visiting the Funds' website at www.hyperionbrookfield.com or by visiting the SEC's website at www.sec.gov. Annexed hereto as "Appendix B" please find a copy of the Proxy Voting Policies and Procedures of the Funds.


PORTFOLIO HOLDINGS INFORMATION

--------------------------------------------------------------------------------

     A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Funds' website. A Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1. Complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR.

2. Complete portfolio holdings disclosed in the Fund's first and third fiscal quarter reports that are filed with the SEC on Form N-Q.

Non-Public Portfolio Holdings

Disclosure of a Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Funds' policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within a Fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing a Fund's portfolio holdings to any party when such disclosure would provide information more current than the Fund's most recent publicly available portfolio holdings. In addition, neither a Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of a Fund's non-public portfolio holdings.

Service Providers. A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Funds, a duty of confidentiality and a duty not to use the information for trading.

Rating And Ranking Organizations. Any Fund officer may provide a Fund's non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Funds currently have ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund's Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings:
(1) will be kept confidential. (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund's Chief Compliance Officer. If the Fund's Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer will report such disclosures to the Funds' Boards at the next scheduled board meeting.

Media. Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions. The Funds' policy may not be waived, or exceptions made, without the consent of the Funds' Chief Compliance Officer. All waivers and exceptions will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Funds' shareholders and the interests of the Funds' service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review. As part of the annual review of the compliance policies and procedures of the funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

DESCRIPTION OF THE FUNDS' SHARES

--------------------------------------------------------------------------------

     The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. The shares of any series or class shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the Board may determine. As of the date of this SAI, the Directors have authorized three series of shares: Short Term Bond Fund, Intermediate Bond Fund and High Income Fund and the issuance of three classes of shares of each series or fund, designated as Class A Shares, Class C Shares and Class I Shares. Shares have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and other distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or other distributions, (1) each class will be charged with the transfer agency fee and Rule 12b-1 fee (or equivalent fee) attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class and each series will vote separately on matters pertaining only to that series, as the Board may determine. On all other matters, all classes and series shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class and one-third of all shares of the Company shall constitute a quorum for the transaction of business by the Company.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The vote of a plurality of the outstanding voting securities validly at a meeting at which a quorum is present is sufficient to elect a director. The funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares. The Secretary of the Company shall call a special meeting when requested to do so in writing by the holders of not less than 25% of the outstanding shares entitled to vote at such meeting; provided that (1) such request states the purpose(s) of the meeting and the matters proposed to be acted on and (2) the shareholder pays the Company the reasonably estimated cost of preparing and mailing the notice thereof.

ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND PORTFOLIO ACCOUNTING SERVICE
AGENT

--------------------------------------------------------------------------------

The administrative services are provided for under the Advisory Agreement between the Company and the Adviser. The Adviser also provides accounting services to each Fund, pursuant to a Fund Accounting Service Agreement. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services. Each Fund pays the Adviser 0.03% of its average daily net assets for accounting services.

Morgan Keegan serves as the transfer and dividend disbursing agent of each Fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of each Fund's shares, and the maintenance of records regarding the ownership of such shares. Each Fund pays Morgan Keegan an annual fee of $2,000 per month or $24,000 per year until net assets of the Fund reach $20,000,000, at which time the fee will become $2,500 per month or $30,000 per year.

The Adviser entered into a Sub-Administration Agreement with State Street, as of August 1, 2008. State Street, a Massachusetts trust company will provide administrative and fund accounting services to the Funds in accordance with, and subject to, the terms thereof.

State Street Bank and Trust Company, National Association, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, serves as the custodian of the funds' cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.

LEGAL COUNSEL

--------------------------------------------------------------------------------

     Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


[    ]

MEASURE OF FUND PERFORMANCE

--------------------------------------------------------------------------------

     The funds may advertise each fund's share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a fund's or any class of shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Total Return

     Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for a fund's shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any contingent deferred sales charge, adjusted over the period by any additional shares, assuming the quarterly reinvestment of any dividends and distributions.

     When shares of a fund are in existence for less than a year, the fund may advertise cumulative total return for that period of time, rather than annualizing the total return.

     To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund's shares, the Fund's shares performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

--------------------------------------------------------------------------------

     From time to time, each fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. The funds may also quote rankings and ratings, and compare the return of the funds with data published by Lipper Analytical Services, Inc.,
IBC/Donaghue's  Money Market fund Report,  CDA  Investment  Technologies,  Inc.,
Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The funds may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

     The funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the funds or their performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the funds are not insured or guaranteed by the U.S. government, the value of funds' shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on funds' shares will vary.

     Each fund's Performance Advertisements may reference the history of the fund's Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The funds may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The funds may discuss the advantages of saving through tax-deferred retirement plans or accounts.

ECONOMIC AND MARKET INFORMATION

--------------------------------------------------------------------------------

     Advertising and sales literature for a fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by fund portfolio managers and their views and analysis on how such developments could affect a fund. In addition, advertising and sales literature may quote statistics and give general information about mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (ICI).

APPENDIX

--------------------------------------------------------------------------------


Short-Term Debt Ratings

An S&P short-term debt rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market (in the U.S. these are obligations with an original maturity of no more than 365 days, including commercial paper). The following summarizes the rating categories used by S&P for short-term debt:

                    Issue's degree of safety regarding timely payment is strong.
                    Those issues  determined to possess  extremely strong safety
A-1                 characteristics are denoted "A-1+."
--------------------------------------------------------------------------------

                    Issue's capacity for timely payment is satisfactory. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances and economic conditions than issues
A-2                 designated "A-1."
--------------------------------------------------------------------------------

                    Issue has an adequate capacity for timely payment.  However, adverse economic  conditions or changing  circumstances  are more  likely  to  lead to a  weakened  capacity  for  timely
A-3                 payments.
--------------------------------------------------------------------------------

                    Issue has  significant  speculative  characteristics.  Issue currently  has the  capacity  for timely  payments but faces
                    major  ongoing   uncertainties   which  could  lead  to  its
                    inadequate  capacity  to make  timely  payments.  Ratings of
                    "B-1,"  "B-2," and "B-3" may be used to  indicate  the finer
B                   distinctions within the "B" category.
--------------------------------------------------------------------------------

                    Issue is currently vulnerable to nonpayment and is dependent upon favorable  business,  financial and economic conditions
C                   to make timely payments.
--------------------------------------------------------------------------------

                    Issue  is in  payment  default.  This  rating  is used  when interest payments or principal  payments are not made on the date  due,  even  if the  applicable  grace  period  has not expired, unless S&P believes that such payments will be made during such grace  period.  The "D" rating is also used upon the  filing  of a  bankruptcy  petition  or the  taking of a
D                   similar action if debt service payments are jeopardized.
--------------------------------------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 12 months. The following summarizes the rating categories used by Moody's for short-term debt:


                    Issuer or related supporting  institutions are considered to
                    have  a  superior   capacity  for  repayment  of  short-term
                    promissory  obligations.  Prime-1  repayment  capacity  will normally  be  evidenced  by the  following  characteristics:
                    leading  market  positions in well  established  industries;
                    high  rates  of  return  on  funds  employed;   conservative
                    capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial  charges and high internal cash  generation;
                    and well established  access to a range of financial markets
Prime-1             and assured sources of alternate liquidity.
--------------------------------------------------------------------------------

                    Issuer or related supporting  institutions are considered to
                    have  a  strong   capacity  for   repayment  of   short-term
                    promissory  obligations.  This will normally be evidenced by many of the  characteristics  cited  above  but to a  lesser degree.  Earnings trends and coverage  ratios,  while sound,
                    will   be  more   subject   to   variation.   Capitalization
                    characteristics,   while  still  appropriate,  may  be  more
                    affected by external conditions. Ample alternative liquidity
Prime-2             is maintained.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.
                    The effects of industry characteristics and market
                    composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial
Prime-3             leverage. Adequate alternate liquidity is maintained.
--------------------------------------------------------------------------------

Not Prime           Issuer does not fall within any of the Prime rating
                    categories.
--------------------------------------------------------------------------------


Fitch Ratings ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

F-1+
                    Securities possess the highest credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
--------------------------------------------------------------------------------

F-1 Securities possess the highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
--------------------------------------------------------------------------------

                    Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                    payment, but the margin of
F-2                 safety is not as great as the "F-1+" and "F-1" categories.
--------------------------------------------------------------------------------

                    Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of
                    assurance for timely payment is adequate; however, near-term adverse changes could cause these
F-3                 securities to be rated below investment grade.
--------------------------------------------------------------------------------

                    Securities possess a speculative quality. Issues assigned
                    this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to
                    near-term adverse changes in financial and economic
B                   conditions.
--------------------------------------------------------------------------------

C Securities possess high default risk. Issues assigned this rating have a real possibility of default.
--------------------------------------------------------------------------------

D                   Securities are in actual or imminent payment default.
--------------------------------------------------------------------------------

Corporate And Municipal Long-Term Debt Ratings

The issue rating definitions for S&P pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. S&P ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The following summarizes the ratings used by S&P for corporate and municipal debt:

AAA
                    This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA
                    Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
--------------------------------------------------------------------------------

                    Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in
                    circumstances and economic conditions than debt in
A                   higher-rated categories.
--------------------------------------------------------------------------------

                    Debt is regarded as having an adequate capacity to pay
                    interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic
                    conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal
BBB                 for debt in this category than in higher-rated categories.
--------------------------------------------------------------------------------

                    Debt is regarded, on balance, as having significantly
                    speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of
                    speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective
BB, B,              characteristics, these are outweighed by large uncertainties
CCC, CC, C          or major risk exposures to adverse conditions.
--------------------------------------------------------------------------------

                    Debt has less vulnerability to nonpayment than other
                    speculative issues. However, it faces major ongoing
                    uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate
BB                  capacity to make timely interest and principal payments.
--------------------------------------------------------------------------------

                    Debt has a greater vulnerability to nonpayment than
                    obligations rated "BB" but currently has the capacity to
                    make interest payments and principal repayments. Adverse
                    business, financial or economic conditions will likely
                    impair capacity or willingness to pay interest and repay
B                   principal.
--------------------------------------------------------------------------------

                    Debt has a current vulnerability to nonpayment, and is
                    dependent upon favorable business, financial and economic
                    conditions to make timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the
CCC                 capacity to pay interest and repay principal.
--------------------------------------------------------------------------------

CC                  Debt is currently highly vulnerable to nonpayment.
--------------------------------------------------------------------------------

                    Debt is subordinated or preferred stock and highly
                    vulnerable to nonpayment. The "C" rating may be used to
                    cover a situation where a bankruptcy petition has been
                    filed, but debt service payments are continued. A "C" rating may also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently
C                   paying.
--------------------------------------------------------------------------------

                    Debt is in payment default. This rating is used when
                    interest payments or principal payments are not made on the date due, even if the applicable grace period has not
                    expired, unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition or the taking of a
D                   similar action if debt service payments are jeopardized.
--------------------------------------------------------------------------------

Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from "Aa" through "Caa" with 1 indicating a rank at the higher end, 2 indicating a rank in the mid-range and 3 indicating a rank at the lower end of the generic rating classification. The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:


                    Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally
                    referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and
                    principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of
Aaa                 such issues.
--------------------------------------------------------------------------------
Aa
                    Bonds are judged to be of high quality by all standards.
                    Together with the "Aaa" group, they comprise what are
                    generally known as high-grade bonds. They are rated lower
                    than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear
                    somewhat larger than in "Aaa" securities.
--------------------------------------------------------------------------------

                    Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered
                    adequate but elements may be present which
A                   suggest a susceptibility to impairment sometime in the futur
--------------------------------------------------------------------------------

                    Bonds considered medium-grade obligations, i.e., they are
                    neither highly protected nor poorly secured. Interest
                    payments and principal security appear adequate for the
                    present but certain protective elements may be lacking or
                    may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment
                    characteristics and in fact
Baa                 have speculative characteristics as well.
--------------------------------------------------------------------------------

                    Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some
                    speculative elements; "B" indicates a general lack of
                    characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are
                    speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in
Ba, B, Caa, Ca, C   default.
--------------------------------------------------------------------------------


To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories. The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:


                    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong
                    ability to pay interest and repay principal, which is
AAA                 unlikely to be affected by foreseeable events.
--------------------------------------------------------------------------------

                    Bonds considered to be investment grade and of very high
                    credit quality. The obligor's ability to pay interest and
                    repay principal is very strong and is not significantly
                    vulnerable to foreseeable events, although not quite as
AA                  strong as bonds rated "AAA."
--------------------------------------------------------------------------------

                    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay
                    principal is considered to be strong, but may be more
                    vulnerable to adverse changes in economic conditions and
A                   circumstances than bonds with higher ratings.
--------------------------------------------------------------------------------

                    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay
                    principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more
                    likely to have an adverse impact on these bonds, and
                    therefore, impair timely payment. This is the lowest
                    investment grade
BBB                 category.
--------------------------------------------------------------------------------

                    Bonds that possess one of these ratings are considered by
                    Fitch to be speculative investments. The ratings "BB" to "C"
                    denote Fitch's assessment of the likelihood of timely
                    payment of principal and interest in accordance with the
                    terms of obligation for bond issues not in default. For
                    defaulted bonds, the rating "DDD" to "D" is an assessment of
BB, B, CCC, CC,     the ultimate recovery value through reorganization or
C, DDD, DD, D       liquidation.
--------------------------------------------------------------------------------


Municipal Note Ratings

An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:


                    The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to
                    possess very strong safety characteristics are given a plus
SP-1                (+) designation.
--------------------------------------------------------------------------------

                    The issuers of these municipal notes exhibit satisfactory
SP-2                capacity to pay principal and interest.
--------------------------------------------------------------------------------

                    The issuers of these municipal notes exhibit speculative
SP-3                capacity to pay principal and interest.
--------------------------------------------------------------------------------


Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


                    Loans bearing this designation are of the best quality,
                    enjoying strong protection by established cash flows,
                    superior liquidity support or demonstrated broad-based
MIG-1/VMIG-1        access to the market for refinancing.
--------------------------------------------------------------------------------

                    Loans bearing this designation are of high quality, with
                    margins of protection ample although not so large as in the
MIG-2/VMIG-2        preceding group.
--------------------------------------------------------------------------------

                    Loans bearing this designation are of favorable quality,
                    with all security elements accounted for but lacking the
                    undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access
MIG-3/VMIG-3        for refinancing is likely to be less well established.
--------------------------------------------------------------------------------

                    Loans bearing this designation are of adequate quality,
                    carrying specific risk but having protection commonly
                    regarded as required of an investment
MIG-4/VMIG-4        security and not distinctly or predominantly speculative.
--------------------------------------------------------------------------------

                    Loans bearing this designation are of speculative quality
SG                  and lack margins of protection.
--------------------------------------------------------------------------------

Fitch uses the short-term ratings described under Short-Term Debt Ratings for municipal notes.

                                   APPENDIX B

Policies and Procedures Summary

Policy or Procedure:

PROXY VOTING POLICY AND PROCEDURES SUMMARY

Summary:

         The 1940 Act requires Funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their shareholders their actual proxy voting record by either posting it on the Fund's website or making it available to shareholders upon request. The Proxy Voting procedures are implemented by the Adviser. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the Fund and its shareholders.

         The Adviser has implemented two proxy voting procedures that are exclusive of each other. In the first procedure, a third-party vendor is retained to manage the Funds' proxy voting and in the second procedure, the Adviser self-manages the proxy voting. Under either proxy voting procedure, the Chief Compliance Officer of the Funds will responsible for monitoring the proxy voting process.

         Each issue raised in a proxy vote is to be considered on its own merit and the position of the securities' management should not be supported in any situation where voting in accordance to management's position is not in the best interests of the Fund and its shareholders. Where a proxy vote raises a possible conflict of interest between the Adviser and any of the Funds, the Adviser will have the Proxy Committee determine whether the conflict of interest is material, or take no action and have the third-party vendor vote according to its voting guidelines, or disclose the issue and obtain direction from the Fund's Board of Directors.

                      VOTING PROXY POLICIES AND PROCEDURES

The 1940 Act requires Funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their shareholders their actual proxy voting record by either posting it on the Fund's website or making it available to shareholders upon request. The Funds delegate to the Adviser the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the "Adviser") to the Funds.

2. Policy for Voting Proxies. The Funds' policy is to vote proxies in the best interests of the Fund and its shareholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Fund and its shareholders.

3. The Chief Compliance Officer ("CCO") is responsible for monitoring the proxy voting process, including the oversight of any third-party vendor retained to review, monitor or vote proxies.

The RMK Funds will follow the procedures outlined in Section 3.A below, while the Hyperion Funds will follow the procedures outlined in Section 3.B.

         A. Proxy Voting Procedures for the RMK Funds.

         1. The Adviser has retained Institutional Shareholder Services, Inc. ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, vote and submit proxies in a timely manner, maintains records of votes cast and handle various administrative functions associated with the voting of Funds' proxies.

         2. Proxy Voting Guidelines

                  a. The Adviser has determined, that except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the "ISS Voting Guidelines"). A summary of the current applicable ISS Voting Guidelines is attached herein. The Adviser will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Adviser may determine that it is not in the best interest of the Funds to vote proxies in accordance with ISS Voting Guidelines on certain matters. In such event, the Adviser will follow the procedures identified in Section 3.A.2.c below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

                  b. In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Adviser will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendation, the Adviser will vote the proxy consistent with the general principles of these policies and procedures and in the Funds' best interest. Prior to voting any proxies in the absence of ISS recommendations, the Adviser's Proxy Committee will determine whether any material conflict of interest may exist between the Adviser and any of the Funds with respect thereto. The Proxy Committee seeks to ensure that all votes are consistent with the best interest of the Fund's shareholders and free form unwarranted and inappropriate influences. If the Proxy Committee determines that any such material conflict of interest may exist, the Adviser will follow the procedures identified in Section 3.A.3 below in connection with the voting of such proxies.

                  c. There may be circumstances under which the Adviser believes that it is in the best interest of the Funds to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, the Adviser's Proxy Committee will determine whether any material conflict of interest may exist between the Adviser and any of the Funds with respect thereto. If the Proxy Committee determines that any such material conflict of interest may exist, the Adviser will follow the procedures identified in Section 3.A.3 below in connection with the voting of such proxies.

         3. Conflicts of Interest

           a. The Adviser has obtained a copy of ISS' Policies and Procedures and Practices Regarding Potential Conflicts of Interest ( as amended or updated from time to time, the "ISS Conflict Policy"), which addresses conflict of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Adviser believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflict of interest.

           b. In the event that the Proxy Committee determines that voting a proxy may present a material conflict of interest between the Adviser and any of the Funds, the Adviser will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable or (2) disclose such conflict of interest to the Fund's Board of Directors and obtain direction from the Board of Directors as to how to vote the proxy.

         4. Form N-PX

                The Adviser will coordinate with ISS to compile the information required to be included in Form N-PX for each 12 month period ending June 30 in order to assist the Funds in filing Form N-PX with the SEC by August 31st of each year.

         B. Proxy Voting Procedures for the Hyperion Funds.

           1.   Management Recommendations

                Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management; unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock or management clearly appear to have failed to exercise reasonable judgment. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Funds.

         2. Conflicts of Interest

                The Funds recognize that under certain circumstances the Adviser may have a conflict of interest, real or perceived, in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser' business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of the Funds until they have determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be made by the Proxy Committee based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The CCO shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

         3. Routine Proposals

                Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

         4. Non-routine Proposals

                o Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required
                    to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

                o Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

         5. Proxy Approval

              Votes on non-routine matters (including the matters in Section 3.B.4 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager. The Fund's chief investment officer or his delegate shall be the proxy manager.

         6. Proxy Voting Procedures

              Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and are subject to the CCO's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

         7. Report to the Funds' Board of Directors.

              On a quarterly basis, the CCO will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management' s recommendations.

                           PART C: OTHER INFORMATION

Item 23.     Exhibits:

(a) (1)  Articles of Incorporation dated October 21, 1998.

    (2)  Amendment to Articles of Incorporation dated January 12, 1999.(2)

    (3)  Amendment to Articles of Incorporation dated July 21, 2000.(3)

    (4)  Amendment to Articles of Incorporation dated August 21, 2000.(4)

    (5)  Articles of Amendment dated February 28, 2002.(6)

    (6) Articles Supplementary to the Articles of Incorporation dated September 13, 2002.(6)

    (7) Articles Supplementary to the Articles of Incorporation dated October 25, 2004.(8)

    (8) Articles Supplementary to the Articles of Incorporation dated November 8, 2004.(7)

    (9) Articles Supplementary to the Articles of Incorporation dated October 9, 2005.(11)


(b) (1)  By-laws.(2)

    (2)  Amendment to Bylaws.(4)

    (3)  Amendment to Bylaws.(5)

(c)      Instruments Defining Rights of Security Holders

    (1) Articles Sixth, Seventh, Eighth and Twelfth of the Articles of Incorporation.(1)

    (2)  Articles II, VIII and XI of the Bylaws.(2)


(d) (1) Advisory Agreement dated July 29, 2008 between Registrant and Hyperion Brookfield Asset Management, Inc. (filed herewith)

    (a) Fee Waiver Agreement dated July 29, 2008 between Registrant and Hyperion Brookfield Asset Management, Inc. (filed herewith)


(e) (1) Underwriting Agreement dated March 30, 2001 between Registrant and Morgan Keegan & Company, Inc. with respect to Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund.(5)

    (2) Underwriting Agreement dated February 18, 2005 between Registrant and Morgan Keegan & Company, Inc. with respect to Regions Morgan Keegan Select Short Term Bond Fund.(10)

(f)      Bonus or Profit Sharing Contracts - none.


(g) Master Custodian Agreement between Registrant and State Street Bank & Trust Company. (filed herewith)


(h)      Other Material Contracts

    (1)  Amended and Restated Transfer Agency and Service Agreement dated
         August 21, 2000 between Registrant and Morgan Keegan & Company, Inc.(4)

    (a) Amendment No. 1 to the Amended and Restated Transfer Agency and Services Agreement dated August 19, 2002 between Registrant and Morgan Keegan & Company, Inc.(6)

    (b) Amended Exhibit A dated October 29, 2005 and Amended Exhibit B dated October 29, 2005 to the Amended and Restated Transfer Agency Agreement.(12)


    (2) Fund Accounting Service Agreement dated July 29, 2008 between Registrant and Hyperion Brookfield Asset Management, Inc. (filed herewith)

    (3) Amended and Restated Sub-Administration Agreement between Registrant and State Street Bank & Trust Company. (filed herewith)

(i) (1) Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered.(13)

    (2)  Consent of Paul, Hastings, Janofsky & Walker LLP. (filed herewith)

(j)      None.


(k)      Omitted Financial Statements - none.

(l)      Initial Capital Agreement.(2)

(m) (1) Distribution Plan dated February 18, 2005 pursuant to Rule 12b-1 for Class A Shares.(10)

    (2) Distribution Plan dated March 15, 1999 pursuant to Rule 12b-1 for Class C Shares.(4)

    (a)  Distribution Fee Addendum dated August 22, 2005 for Class C Shares.(10)


(n) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (filed herewith)


(o)      Reserved.


(p) (1)  Code of Ethics for the Registrant. (filed herewith)

    (2) Code of Ethics for Hyperion Brookfield Asset Management, Inc. (filed herewith)

(q)      Powers of Attorney. (filed herewith)


    (1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 27, 1998.

    (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on January 21, 1999.

    (3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 17, 2000.

    (4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 30, 2000.

    (5) Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 26, 2001.

    (6) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 2002.

    (7) Incorporated by reference to the Registrant's Registration Statement on Form N-14, SEC File No. 333-121018, filed on December 6, 2004.

    (8) Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 2004.

    (9) Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 1999.

   (10) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on September 1, 2005.

   (11) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 31, 2005.

   (12) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 31, 2006.


   (13) Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 29, 2007.


Item 24.    Persons controlled by or under Common Control with Registrant

        None.

Item 25.    Indemnification

         Section Eleventh of the Articles of Incorporation of the Registrant states:

               Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

               Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

               Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By- Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

         Section 10.01 of the Bylaws of the Registrant states:

               The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.


         Paragraph 8 of the Investment Advisory Agreement dated July 29, 2008 between the Registrant and Hyperion Brookfield Asset Management, Inc. states:


               A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

               B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.



         Paragraphs 7 and 8 of the Underwriting Agreement dated March 30, 2001 between the Registrant and Morgan Keegan & Company, Inc. with respect to Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund state:

               7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

         Paragraphs 7 and 8 of the Underwriting Agreement dated February 18, 2005 between the Registrant with respect to Regions Morgan Keegan Select Short Term Bond Fund and Morgan Keegan & Company, Inc. states:

               7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.


        Paragraph 3 of the Fund Accounting Service Agreement dated July 29, 2008 between the Registrant and Hyperion Brookfield Asset Management, Inc.("HBAM") states:

               RESPONSIBILITY OF HBAM. HBAM shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. HBAM shall be entitled to rely on, and may act upon, the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

               In addition, HBAM shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. HBAM shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. HBAM agrees not to discriminate against the Fund in favor of any other customer of HBAM in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.


         Paragraph 10 of the Amended and Restated Transfer Agency and Service Agreement dated August 21, 2000 between the Registrant and Morgan Keegan & Company, Inc. states:

               RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

               The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

               In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.


         Section 15 of the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company states:

         SECTION 15. RESPONSIBILITY OF CUSTODIAN.

        So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement.


        The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to any Fund for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to any Fund or Portfolio for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

        Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by any Fund or its duly authorized investment manager or investment adviser in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any act or omission of a Special Sub-Custodian including, without limitation, reliance on reports prepared by a Special Sub-Custodian; (v) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (vi) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, any Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vii) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (viii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.


        The Custodian shall be liable for the acts or omissions of a Foreign Sub- Custodian (as such terms is defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

        If a Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, such Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

        If a Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

        Except as may arise from the Custodian's own negligence or willful misconduct, each Fund shall indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian (a) acting in accordance with any Proper Instruction or Special Instruction including, without limitation, any Proper Instruction with respect to Free Trades including, but not limited to, cost, expense, loss, damage, liability, tax, charge, assessment or claim resulting from (i) the failure of the applicable Fund to receive income with respect to purchased investments, (ii) the failure of the applicable Fund to recover amounts invested on maturity of purchased investments, (iii) the failure of the Custodian to respond to or be aware of notices or other corporate communications with respect to purchased investments, or (iv) the Custodian's reliance upon information provided by the applicable Fund, such Fund's counterparty(ies) or the agents of either of them with respect to Fund property released, delivered or purchased pursuant to either of Section 2.2(14) or Section 2.6(7) hereof; (b) for the acts or omissions of any Special Sub-Custodian; or (c) for the acts or omissions of any Local Agent or Pledgee.


        In no event shall the Custodian be liable for indirect, special or consequential damages.

Item 26.    Business and Other Connections of Investment Adviser


Hyperion Brookfield Asset Management, Inc. (the "Adviser") acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as investment adviser to investment advisory clients.

Set forth below is a list of each executive officer and partner of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee.

Name and Principal         Position(s) with      Other Substantial Business,
Business Address           the Adviser           Profession, Vocation or Employment
-----------------------------------------------------------------------------------
Principal Business Address, unless otherwise
noted, is:

Hyperion Brookfield Asset Management, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

Clifford E. Lai            Chairman              Managing Partner of Brookfield Asset
                                                 Management, Inc. (2006-Present);
                                                 Chairman (2005-Present); Chief
                                                 Executive Officer (1998-2007);
                                                 President (1998-2006) and Chief
                                                 Investment Officer (1993-2002) of the
                                                 Adviser; President (2005-2008), Chief
                                                 Executive Officer (2005-2008) and
                                                 Director of Crystal River Capital,
                                                 Inc., ("CRZ") (2005-Present);
                                                 President and Director of several
                                                 investment companies advised by the
                                                 Adviser or by its affiliates
                                                 (1995-Present); and Co-Chairman
                                                 (2003-2006) and Board of Managers
                                                 (1995-2006) of Hyperion GMAC Capital
                                                 Advisors, LLC (formerly Lend Lease
                                                 Hyperion Capital, LLC).
John J. Feeney, Jr.        President and CEO     Director (2002-Present), Chief
                                                 Executive Officer (2007-Present),
                                                 President (2006-Present) and Director
                                                 of Marketing (1997-2006) of the
                                                 Adviser; President (2008-Present) or
                                                 Vice President (2007-Present) of
                                                 several investment companies advised


                                       11



                                                 by the Adviser or by its affiliates;
                                                 Executive Vice President and Secretary
                                                 of Crystal River Capital, Inc. ("CRZ")
                                                 (2005-2007).
Jonathan C. Tyras          General Counsel       Director, General Counsel and
                                                 Secretary of the Adviser
                                                 (2006-Present); Vice President,
                                                 General Counsel and Assistant
                                                 Secretary of Crystal River Capital,
                                                 Inc. (2006-Present); Secretary of
                                                 several investment companies advised
                                                 by the Adviser or by its affiliates
                                                 (2006-Present); Attorney at Paul,
                                                 Hastings, Janofsky & Walker LLP (1998-
                                                 2006).
Josielyne Pacifico         Chief Compliance      Director and CCO (2006-Present),
                           Officer               Assistant General Counsel
                                                 (2006-Present) and Compliance Officer
                                                 (2005- 2006) of the Adviser; Secretary
                                                 of several investment companies
                                                 advised by the Adviser (2008-Present);
                                                 CCO of several investment companies
                                                 advised by the Adviser (2006-Present).


Item 27.       Principal Underwriter

        (a)    RMK Advantage Income Fund, Inc.
               RMK High Income Fund, Inc.
               RMK Multi-Sector High Income Fund, Inc.
               RMK Strategic Income Fund, Inc.
               Regions Morgan Keegan Select Funds

        (b)    Morgan Keegan & Company, Inc.



                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

(Principal Business Address, unless otherwise noted, is:

Morgan Keegan Tower
50 Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.                 Executive Managing Director        Director
G. Douglas Edwards                   Executive Managing Director         None
Robert A. Baird                      Executive Managing Director         None
John C. Carson, Jr.                  Executive Managing Director         None
Jerome M. Dattel                     Executive Managing Director         None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Richard S. Ferguson                  Executive Managing Director         None
E. Carl Krausnick, Jr.               Executive Managing Director         None
Thomas V. Orr, Jr.                   Executive Managing Director         None
James A. Parish, Jr.                 Executive Managing Director         None
John H. Grayson, Jr.                 Executive Managing Director         None
Gary S. Aday                         Managing Director                   None
Allen B. Adler                       Managing Director                   None
Franklin P. Allen, III               Managing Director                   None
William P. Allen, Jr.                Managing Director                   None
Lori Sullivan Antolovic              Managing Director                   None
George E. Arras, Jr.                 Managing Director                   None
Joseph K. Ayers                      Managing Director                   None
Rodney D. Baber, Jr.                 Managing Director                   None
Woodley H. Bagwell                   Managing Director                   None
Charles E. Bailey Managing Director  None
Lynn H. Ballinger, Jr.               Managing Director                   None
Timothy L. Bambauer                  Managing Director                   None
Joseph C. Barkley                    Managing Director                   None
Reginald E. Barnes                   Managing Director                   None
Leslie D. Barnett                    Managing Director                   None
W. Preston Battle                    Managing Director                   None
Joseph Gerard Beck                   Managing Director                   None
Mark E. Bennett                      Managing Director                   None
Howard McShan Benz                   Managing Director                   None
Peter L. Bermont                     Managing Director                   None
Robert C. Berry                      Managing Director                   None
James Birdwell III                   Managing Director                   None
Ben M. Blackmon                      Managing Director                   None
William J. Blanton                   Managing Director                   None
LaMonte E. Bolding                   Managing Director                   None
John D. Brewer                       Managing Director                   None
Robert A.A. Brewer                   Managing Director                   None
Scott H. Broady                      Managing Director                   None
Susan Leonard Brown                  Managing Director                   None
Paul S. Burd                         Managing Director                   None
Philip J. Camp                       Managing Director                   None
Lawrence H. Campbell                 Managing Director                   None
John B. Carr, Jr.                    Managing Director                   None
Brantly Carter                       Managing Director                   None
Horace Leroy Carter                  Managing Director                   None
Ted H. Cashion                       Managing Director                   None
Robert Samuel Chambers, Jr.          Managing Director                   None
Marshall A. Clark                    Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

William F. Clay                      Managing Director                   None
Eric Dean Coburn                     Managing Director                   None
John R. Coleman                      Managing Director                   None
Thomas P. Colonna                    Managing Director                   None
Robert E. Cope III                   Managing Director                   None
Bruce Harrington Cox                 Managing Director                   None
Michael A. Crase                     Managing Director                   None
J. Dow Crocker                       Managing Director                   None
Mark W. Crowl                        Managing Director                   None
Bjorn F. Danielson                   Managing Director                   None
Craig M. Decker                      Managing Director                   None
William F. Deeley                    Managing Director                   None
Robert M. Derrington                 Managing Director                   None
William W. Deupree, Jr.              Managing Director                   None
William W. Deupree III               Managing Director                   None
James J. Dieck                       Managing Director                   None
David O. DiFillippo                  Managing Director                   None
Ernie DiLorenzo                      Managing Director                   None
Frank J. Domino, Jr.                 Managing Director                   None
Christopher M. Drummond              Managing Director                   None
Robert H. Dudley, Jr.                Managing Director                   None
Richard T. Dulaney                   Managing Director                   None
Steve D. Elam                        Managing Director                   None
Robert C. Farmer                     Managing Director                   None
Carol Ann Faryewicz-Bishop           Managing Director                   None
Gregory Charles Faulkner             Managing Director                   None
Richard K. Fellows                   Managing Director                   None
Donald F. Fontes                     Managing Director                   None
James M. Fowler, Jr.                 Managing Director                   None
P. Brian Fowler                      Managing Director                   None
John E. Fox                          Managing Director                   None
Wilmer J. Freiberg                   Managing Director                   None
Graham D.S. Fulton                   Managing Director                   None
Thomas F. Galvin                     Managing Director                   None
Scott Z. Garfinkel                   Managing Director                   None
John H. Geary                        Managing Director                   None
William Arnot Geary                  Managing Director                   None
J. Michael Gibbs                     Managing Director                   None
Kevin H. Giddis                      Managing Director                   None
Joseph Jenkins Gilchrist             Managing Director                   None
Stephen P. Gilmartin                 Managing Director                   None
Robert D. Gooch, Jr.                 Managing Director                   None
Robert D. Gooch III                  Managing Director                   None
James F. Gould                       Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Michael Scott Guernier               Managing Director                   None
Gary W. Guinn                        Managing Director                   None
Jan L. Gwin                          Managing Director                   None
Mark S. Hahn                         Managing Director                   None
Robert E. Hahne                      Managing Director                   None
Russell L. Haltom                    Managing Director                   None
James W. Hamilton, Jr.               Managing Director                   None
Michael Bennett Hammond              Managing Director                   None
William B. Hanlon III                Managing Director                   None
William W. Harlin III                Managing Director                   None
Chris B. Harrell                     Managing Director                   None
Artie W. Hatfield                    Managing Director                   None
Haywood H. Henderson, Jr.            Managing Director                   None
Roderick E. Hennek                   Managing Director                   None
William P. Hinckley                  Managing Director                   None
Marilyn M. Hiner                     Managing Director                   None
John M. Hirt                         Managing Director                   None
Tara T. Horton                       Managing Director                   None
William F. Hughes, Jr.               Managing Director                   None
William L. Hutchison                 Managing Director                   None
Teddy D. Jackson                     Managing Director                   None
Robert Wayne Jamail                  Managing Director                   None
J. Barry Jenkins                     Managing Director                   None
Kimble L. Jenkins                    Managing Director                   None
C. Michael Johnson                   Managing Director                   None
James R. Johnson                     Managing Director                   None
Randy H. Karchmer                    Managing Director                   None
Ramkrishnarao P. Kasargod            Managing Director                   None
Carol C. Keathley                    Managing Director                   None
Mary Beth K. Ketcham                 Managing Director                   None
William R. Kitchens, Jr.             Managing Director                   None
James D. Klepper                     Managing Director                   None
Peter R. Klyce                       Managing Director                   None
Peter Stephen Knoop                  Managing Director                   None
William L. Knox, Jr.                 Managing Director                   None
Mitchell Lewis Kornblit              Managing Director                   None
Robert Patrick Kruczek               Managing Director                   None
Gary V. Kutz                         Managing Director                   None
James R. Ladyman                     Managing Director                   None
A. Welling LaGrone, Jr.              Managing Director                   None
James Robert Lambert                 Managing Director                   None
Benton G. Landers                    Managing Director                   None
David M. Landry                      Managing Director                   None
Caswell Prewitt Lane Jr.             Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Roland Robert Larmore III            Managing Director                   None
Timothy E. Lavelle                   Managing Director                   None
John R. Lawrence                     Managing Director                   None
Steve L. Lawrence                    Managing Director                   None
William M. Lellyett, Jr.             Managing Director                   None
W. Gage Logan III                    Managing Director                   None
Richard Joseph Lorenti               Managing Director                   None
David C. Luke                        Managing Director                   None
Wiley H. Maiden                      Managing Director                   None
Robert E. Mallory                    Managing Director                   None
Mark J. Malone                       Managing Director                   None
William D. Mathis, III               Managing Director                   None
John Fox Matthews                    Managing Director                   None
Francis J. Maus                      Managing Director                   None
Charles D. Maxwell                   Managing Director Secretary and
                                     Assistant Treasurer
John Welsh Mayer                     Managing Director                   None
W. Ward Mayer                        Managing Director                   None
Tavis C. McCourt                     Managing Director                   None
Morris W. McCuistion                 Managing Director                   None
Randall McEachem                     Managing Director                   None
Robert C. McEwan III                 Managing Director                   None
Clifton N. McIntire, Jr.             Managing Director                   None
Franklin R. McIntyre III             Managing Director                   None
Thomas J. McQuiston                  Managing Director                   None
Gregg C. Meeks                       Managing Director                   None
Jordan Robert Melick                 Managing Director                   None
David E. Mervis                      Managing Director                   None
Edward S. Michelson                  Managing Director                   None
G. Rolfe Miller                      Managing Director                   None
Byron E. Mitson                      Managing Director                   None
K. Brooks Monypeny                   Managing Director                   None
John G. Moss                         Managing Director                   None
William G. Mueller IV                Managing Director                   None
Susan A. Murphy                      Managing Director                   None
Gavin M. Murrey                      Managing Director                   None
David S. Myers                       Managing Director                   None
Philip G. Nichols                    Managing Director                   None
Mark O. O'Brien                      Managing Director                   None
John Gerald Olsen                    Managing Director                   None
Thomas K. Oppenheim                  Managing Director                   None
John T. Pace, Jr.                    Managing Director                   None
Gerald N. Padawer                    Managing Director                   None
Claude H. Paddock                    Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Anthony Francis Panuccio             Managing Director                   None
Jack A. Paratore                     Managing Director                   None
Daniel Bryan Parker                  Managing Director                   None
Robert S. Patten                     Managing Director                   None
J. Christopher Perkins               Managing Director                   None
Minor W. Perkins                     Managing Director                   None
Logan B. Phillips, Jr.               Managing Director                   None
John M. Pickering                    Managing Director                   None
Victoria Poindexter                  Managing Director                   None
L. Jack Powell                       Managing Director                   None
Lee Powell                           Managing Director                   None
J. Jarrell Prince                    Managing Director                   None
George B. Pugh, Jr.                  Managing Director                   None
David T. Putnam                      Managing Director                   None
Ronald M. Pyle                       Managing Director                   None
Jeffrey M. Raff                      Managing Director                   None
Brent D. Rakers                      Managing Director                   None
C. David Ramsey                      Managing Director                   None
Richard R. Reichelt, Jr.             Managing Director                   None
Jerome R. Renaudin                   Managing Director                   None
Hedi H. Reynolds                     Managing Director                   None
Donna L. Richardson                  Managing Director                   None
R. Michael Ricketts                  Managing Director                   None
Kathy L. Ridley                      Managing Director                   None
Robert W. Rimer, Jr.                 Managing Director                   None
Doyle Ray Rippee                     Managing Director                   None
James T. Ritt                        Managing Director                   None
Terry A. Robertson                   Managing Director                   None
Darien M. Roche                      Managing Director                   None
Vinton Lee Rollins                   Managing Director                   None
Stephen Rosen                        Managing Director                   None
Kenneth L. Rowland                   Managing Director                   None
Brian W. Ruttenbur                   Managing Director                   None
Michael L. Sain                      Managing Director                   None
Jan E. Sanchez                       Managing Director                   None
Jon B. Sanderson                     Managing Director                   None
Leonard F. Schaefer                  Managing Director                   None
E. Elkan Scheidt                     Managing Director                   None
Ronald J. Schuberth                  Managing Director                   None
G. Scott Sexton                      Managing Director                   None
George C. Shaffrey                   Managing Director                   None
Barbara Shattuck Kohn                Managing Director                   None
Lisa McIntire Shaw                   Managing Director                   None
Lynn T. Shaw                         Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Martin B. Silverfield                Managing Director                   None
Richard A. Simmons                   Managing Director                   None
Bob I. Smith                         Managing Director                   None
Fred B. Smith                        Managing Director                   None
Larry Jan Smith                      Managing Director                   None
Richard J. Smith                     Managing Director                   None
Robert L. Snider                     Managing Director                   None
H. Lee Snipes, Jr.                   Managing Director                   None
John B. Snowden, IV                  Managing Director                   None
Thomas A. Snyder                     Managing Director                   None
Lisa Anne Sowell                     Managing Director                   None
Richard A. Spell                     Managing Director                   None
Jonathan B. Stephens                 Managing Director                   None
John W. Stokes, III                  Managing Director                   None
John W. Stokes                       Managing Director                   None
Scott E. Tabor                       Managing Director                   None
James M. Tait, III                   Managing Director                   None
Hugh C. Tanner                       Managing Director                   None
Kenneth S. Taratus, Jr.              Managing Director                   None
Gary C. Tate                         Managing Director                   None
Phillip C. Taylor                    Managing Director                   None
Grady G. Thomas, Jr.                 Managing Director                   None
Van C. Thompson                      Managing Director                   None
John D. Threadgill                   Managing Director                   None
Michael J. Tierney                   Managing Director                   None
Ronald L. Tillett                    Managing Director                   None
Alan Ray Tipton                      Managing Director                   None
Richard B. Travis                    Managing Director                   None
Francis M. Traynor, Jr.              Managing Director                   None
William Bruce Trusty                 Managing Director                   None
Mark S. Utkov                        Managing Director                   None
Stephen K. Wallace                   Managing Director                   None
Raymond L. Ward                      Managing Director                   None
W. Charles Warner                    Managing Director                   None
Richard E. Watson                    Managing Director                   None
Joseph Thompson Weller               Managing Director Controller and
                                     Assistant Secretary
Ward M. Wilcox                       Managing Director                   None
John E. Wilfong                      Managing Director                   None
Christopher G. Willett               Managing Director                   None
Christopher J. Wilson                Managing Director                   None
John Grover Wilson                   Managing Director                   None
John S. Wilson                       Managing Director                   None
Craig Irvin Wise                     Managing Director                   None

                                                                   Positions And
          Name And                     Positions And Offices       Offices With
   Principal Business Address            With Underwriter           Registrant
---------------------------------- ---------------------------- ----------------

Randall R. Woodward                  Managing Director                   None
J. William Wyker III                 Managing Director                   None
Johnny S. Wyse, Jr.                  Managing Director                   None
Walter J. Zelop                      Managing Director                   None
William D. Zollinger                 Managing Director                   None

        (c)    None

Item 28.    Location of Accounts and Records

        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

               Hyperion Brookfield Asset Management, Inc.
               Three World Financial Center
               200 Vesey Street, 10th Floor
               New York, NY 10281-1010


               Morgan Keegan Tower
               50 North Front Street
               Memphis, TN 38103
               State Street Bank & Trust Company
               801 Pennsylvania Avenue
               Kansas City, Missouri 64105

Item 29.     Management Services

        Not applicable

Item 30.     Undertakings

        Not applicable

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, Morgan Keegan Select Fund, Inc., has duly caused this Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A ("Post-Effective Amendment") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of August, 2008.

                                        MORGAN KEEGAN SELECT FUND, INC.



                                        By: /s/ John J. Feeney, Jr.
                                            -----------------------------------
                                            John J. Feeney, Jr., President



        Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                              Title                   Date

/s/ John J. Feeney, Jr.         President                        August 28, 2008
----------------------------
John J. Feeney, Jr.

/s/ Thomas F. Doodian           Treasurer                        August 28, 2008
----------------------------
Thomas F. Doodian

/s/ Clifford Lai                Director                         August 28, 2008
----------------------------
Clifford Lai

Robert Birch(*)                 Director
Rodman Drake(*)                 Director
Stuart McFarland(*)             Director
Louis Salvatore(*)              Director



/s/ John J. Feeney, Jr.                                          August 28, 2008
----------------------------
John J. Feeney, Jr.
Attorney-in-Fact(*)




----------------------------------------
(*)  Executed copies of the Powers of Attorney are filed herewith.

                                 EXHIBIT INDEX


Exhibit            Caption

Exhibit (d)(1)     Advisory Agreement between Registrant and HBAM

Exhibit (d)(1)(a)  Fee Waiver Agreement between Registrant and HBAM

Exhibit (g)        Master Custodian Agreement between Registrant and State
                   Street Bank & Trust Company

Exhibit (h)(2)     Fund Accounting Service Agreement between Registrant and HBAM

Exhibit (h)(3)     Amended and Restated Sub-Administration Agreement between
                   Registrant and State Street Bank & Trust Company

Exhibit (i)(2)     Consent of Paul, Hastings, Janofsky & Walker LLP

Exhibit (n)        Amended and Restated Multiple Class Plan pursuant to
                   Rule 18f-3

Exhibit (p)(1)     Code of Ethics for the Registrant

Exhibit (p)(2)     Code of Ethics for HBAM

Exhibit (q)        Powers of Attorney